UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 40

East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1	–	Report to Stockholders

December 31, 2010

Annual Report:

BlackRock Funds II

▶	BlackRock Emerging Market Debt Portfolio

▶	BlackRock International Bond Portfolio

▶	BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ No Bank Guaranteed ¡ May Lose Value

2	BLACKROCK FUNDS II	DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	23.27%	15.06%
US small cap equities (Russell 2000 Index)	29.38	26.85
International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/ shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2010	BlackRock Emerging Market Debt Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective April 1, 2010, the Fund’s benchmark was changed from the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index to the JP Morgan EMBI Global Index. Fund management believes the new benchmark is more representative of the industry standard for funds with similar strategies.

•

For the 12-month period, the Fund underperformed its benchmark, the JP Morgan EMBI Global Index, as well as its former benchmark, the JP Morgan EMBI Global Diversified Index. The following discussion of relative performance pertains to the JP Morgan EMBI Global Index.

What factors influenced performance?

•

The Fund’s macroeconomic hedges, which were designed to protect the Fund during periods of heightened volatility, detracted from performance as macroeconomic risks were overshadowed by strong performance across risk assets in the low interest rate environment.

•

Contributing positively to performance was the Fund’s overweight relative to the benchmark in Argentina and Venezuela as these markets performed well during the period. Venezuela benefited from rising commodity prices resulting from strong demand from Asian exporters, while Argentina benefited from strong economic growth and the increased likelihood that the country will move toward more prudent economic policies. Both of these countries benefited from the increased investor demand for higher yielding assets.

•

A short duration position (lower sensitivity to interest rates) in Hungary via credit default swaps (CDS) had a positive impact on performance as credit spreads widened when the newly elected government’s rhetoric highlighted the difficulties Hungary faces in stabilizing its sovereign debt levels. The Fund’s tactical positioning in local interest rates also aided performance.

Describe recent portfolio activity.

•

During the 12-month period, we actively managed the Fund’s exposure to Russia, Venezuela and Argentina, taking profits on market strength and subsequently re-entering the positions when we saw more attractive levels. In the first half of the year, we moved to an underweight in Turkey given the less attractive valuations versus peer nations; however, we increased exposure near the year end when valuations became more attractive. We opened a short position in Hungary via CDS and subsequently took profits on the CDS position and closed our bond positions. In several local markets, we shifted from interest rate-receiver positions to interest rate-payer positions. We tactically managed the Fund’s currency exposures, most notably adding a long position in the Chinese yuan and trading the South Korean won and Russian ruble on both the long and short sides.

Describe Fund positioning at period end.

•

Overall, emerging market debt remains supported given their strong sovereign balance sheets as compared to their developed world counterparts; however any further weakness in US Treasuries may have a negative impact. The Fund ended the period underweight spread duration (sensitivity to interest rates) relative to the benchmark, most notably among credits that are more sensitive to US Treasury rates, such as Brazil, Mexico, China, and the Philippines. The Fund was overweight in Russia, while it was underweight Turkey. Although we continue to favor more liquid credits with a higher beta (sensitivity to market volatility), such as Argentina and Venezuela, the Fund’s weighting in these markets was neutral to the benchmark at period end.

•

At period end, approximately 11% of the Fund’s net assets were held in cash and cash equivalents. As the Fund takes active currency positions as part of its overall strategy, it typically holds a balance of cash and cash equivalents in order to best control the liquidity of the Fund over the term of its forward currency contracts. This balance had no impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	81%
Corporate Bonds	10
Foreign Agency Obligations	5
U.S. Treasury Obligations	4

Geographic Allocation	Percent of Long-Term Investments
Russia	19%
Brazil	12
Mexico	11
Turkey	9
Venezuela	7
Indonesia	5
Philippines	5
United States	4
Argentina	4
Colombia	3
South Africa	3
Kazakhstan	3
Croatia	2
Poland	2
Peru	2
Panama	2
Ukraine	2
Other[1]	5

[1]	Other includes 1% holdings in each of the following countries: China, El Salvador, Malaysia, Uruguay and Lithuania.

4	BLACKROCK FUNDS II	DECEMBER 31, 2010

BlackRock Emerging Market Debt Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

[3]

This index is a uniquely-weighted version of the JP Morgan EMBI Global Index, that tracks total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities across various countries. The JP Morgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

[4]

This index tracks total returns for US-dollar denominated debt instruments issued by emerging market, sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds. The index covers 188 instruments across 33 countries. Effective April 1, 2010, the Fund changed the benchmark against which it measures performance from the JP Morgan EMBI Global Diversified Index to the JP Morgan EMBI Global Index as Fund management believes the new benchmark is more representative of the industry standard for funds with similar strategies.

[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2010

			Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.74%	6.09%	11.51%	N/A	7.17%	N/A
Institutional	4.59	6.05	11.45	N/A	7.08	N/A
Investor A	4.14	5.89	11.13	6.68%	6.77	5.27%
Investor C	3.60	5.51	10.33	9.33	5.98	5.98
JP Morgan EMBI Global Diversified Index	—	6.33	12.24	N/A	8.56	N/A
JP Morgan EMBI Global Index	—	6.33	12.04	N/A	8.46	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 1, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,060.90	$4.42	$1,000.00	$1,020.92	$4.33	0.85%
Institutional	$1,000.00	$1,060.50	$4.83	$1,000.00	$1,020.52	$4.74	0.93%
Investor A	$1,000.00	$1,058.90	$6.38	$1,000.00	$1,019.00	$6.26	1.23%
Investor C	$1,000.00	$1,055.10	$10.05	$1,000.00	$1,015.43	$9.86	1.94%

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2010	5

Fund Summary as of December 31, 2010	BlackRock International Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund’s BlackRock, Institutional and Service Shares outperformed the benchmark, the Citigroup Non-US World Government Bond Index, while the Investor A, Investor B and Investor C Shares underperformed the index.

What factors influenced performance?

•

Contributing positively to performance was the Fund’s overweight to German Bunds versus the peripheral markets of the Eurozone as sovereign debt concerns in peripheral Europe continued to weigh on spreads in the region. The Fund’s overall yield curve positioning, most notably a yield curve-flattening position in Europe, had a positive impact.

•

On a sector basis, the Fund’s long position in corporate credit boosted returns as spreads tightened on the back of increased investor demand for higher yielding fixed income assets. Also beneficial was a long position in Japanese inflation-linked bonds as yields on Japanese government bonds rose in the later part of the year. In addition, a tactical underweight to the euro aided performance as the currency depreciated against the US dollar over the year.

•

The Fund’s short duration position (lower sensitivity to interest rate movements) in the United States and European markets detracted from performance for the period due to the rally in global government rates over the first nine months of the year. In addition, the Fund’s tactical underweight in the Japanese yen had a negative impact as the currency appreciated over the year in response to minimal efforts from the Bank of Japan to stem currency appreciation.

Describe recent portfolio activity.

•

During the 12-month period, we tactically traded duration (sensitivity to interest rates), reducing duration on market strength and adding to duration on market weakness. On balance, we reduced the Fund’s short duration position in the United States and moved from an overweight to neutral duration position in the Eurozone, with a notable move to an underweight duration position in German Bunds. Over the period, we reduced the size of the Fund’s yield curve flattener trades, increasing exposure to the belly of the US yield curve, which stood to benefit from the second round of quantitative easing, but we maintained overweight positions in the long end of the yield curves in both the United States and Europe.

•	In currencies, we tactically managed the Fund’s exposure to the euro during the period. We also added a long position in the Chinese yuan, on which we have taken a partial profit.

Describe Fund positioning at period end.

•

Overall we are biased toward reducing the Fund’s duration and, relative to the benchmark, the Fund ended the period with short duration in the US and neutral duration in the Eurozone. At period end, the Fund maintains long positions in financials and capital securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	56%
Corporate Bonds	25
Foreign Agency Obligations	6
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	4
Taxable Municipal Bonds	2
Preferred Securities	2

Geographic Allocation	Percent of Long-Term Investments
Japan	16%
United States	15
Italy	11
Australia	8
France	8
United Kingdom	7
Germany	6
Finland	5
Ireland	4
Spain	4
Denmark	4
Luxembourg	3
Netherlands	2
Sweden	2
Other[1]	5

[1]	Other includes a 1% holding in each of the following countries: Canada, Belgium, Switzerland, New Zealand and Qatar.

6	BLACKROCK FUNDS II	DECEMBER 31, 2010

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Service Shares do not have a sales charge.
[2]	The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States in the five to fifteen year maturity range.
[3]

This unmanaged index tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Performance Summary for the Period Ended December 31, 2010

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.58%	8.81%	5.54%	N/A	6.04%	N/A	6.18%	N/A
Institutional	2.46	8.75	5.42	N/A	5.96	N/A	6.06	N/A
Service	2.27	8.70	5.23	N/A	5.66	N/A	5.77	N/A
Investor A	2.18	8.60	5.11	0.91%	5.63	4.76%	5.68	5.25%
Investor B	1.33	8.18	4.25	(0.25)	4.72	4.39	5.12	5.12
Investor C	1.44	8.27	4.39	3.39	4.75	4.75	4.86	4.86
Citigroup Non-US World Government Bond Index	—	8.84	5.21	N/A	7.59	N/A	7.42	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,088.10	$4.05	$1,000.00	$1,021.32	$3.92	0.77%
Institutional	$1,000.00	$1,087.50	$4.63	$1,000.00	$1,020.77	$4.48	0.88%
Service	$1,000.00	$1,087.00	$6.10	$1,000.00	$1,019.36	$5.90	1.16%
Investor A	$1,000.00	$1,086.00	$6.10	$1,000.00	$1,019.36	$5.90	1.16%
Investor B	$1,000.00	$1,081.80	$11.07	$1,000.00	$1,014.57	$10.71	2.11%
Investor C	$1,000.00	$1,082.70	$10.29	$1,000.00	$1,015.32	$9.96	1.96%

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2010	7

Fund Summary as of December 31, 2010	BlackRock Strategic Income Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective March 5, 2010, the Fund changed its name from BlackRock Strategic Income Portfolio to BlackRock Strategic Income Opportunities Portfolio and changed its non-fundamental investment strategy to allow, among other things, the Fund’s asset allocation between the underlying funds and the direct opportunistic purchases to vary, and it is possible that up to 100% of the Fund’s assets may be invested entirely in either underlying funds or direct opportunistic purchases. As of the same date, the Fund changed its benchmark from the Barclays Capital US Aggregate Bond Index to the Barclays Capital US Universal Index to better align its benchmark with its revised investment strategy. Additionally, at the special meeting of shareholders held on November 19, 2010, shareholders approved the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and engaging in short selling. The elimination of this fundamental investment policy will provide the Fund with the added flexibility to engage in short sales of securities.

•

For the 12-month period, the Fund outperformed its benchmark, the Barclays Capital US Universal Index, and its former benchmark, the Barclays Capital US Aggregate Bond Index. The following discussion of performance is relative to the Barclays Capital US Universal Index.

What factors influenced performance?

•

The Fund’s overweight exposure relative to the benchmark to non-government spread sectors including high yield debt, bank loans, commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (MBS), asset-backed securities (ABS) and emerging market debt, drove the Fund’s outperformance for most of the year. Within the broad secular view of a healing economy and interest rates staying in a tight range, the Fund benefited from tactically managing duration (sensitivity to interest rates) and credit positioning in order to manage for volatility in the market during the year. Spread sectors broadly rallied and were supported by improving economic fundamentals along with supportive monetary and fiscal policy. The Fund broadly reduced credit risk ahead of the European sovereign crisis in May and subsequently re-added credit risk to participate in the rally experienced for the remainder of the year. In addition, while the Fund benefited from a longer duration for most of the year, we reduced duration significantly in the fourth quarter to protect total return from the dramatic backup in interest rates. The Fund wrote (sold) financial futures contracts on its long position in US Treasuries in order to reduce duration risk. These short futures positions benefited performance when rates moved higher amid the sell-off in US Treasuries in the fourth quarter.

•

During the first half of the year, the Fund’s un-hedged currency exposure detracted from performance as the US dollar appreciated versus the euro on concerns relating to the financial crisis in Greece. An overweight exposure to spread sectors during the broad sell-off in May had a negative impact. During the second half of the year, tactical positioning in agency MBS detracted, as the sector experienced heightened volatility amid increasing rates and government refinancing fears.

Describe recent portfolio activity.

•

At the beginning of 2010, with equity markets rallying and interest rates pushing higher, we anticipated a prolonged economic recovery. We positioned the Fund to benefit from potentially falling rates and to protect it from a potential correction in risk sectors, by moving to a longer duration bias and reducing exposure to high yield. In early May, we took a short position on the high yield index to hedge against risks stemming from sovereign debt concerns in Europe. The Fund’s reduced credit risk and longer duration proved beneficial as risk sectors sold off and interest rate markets rallied. Near the end of May, we removed the high yield short position and cautiously added credit-sensitive sectors back to the Fund. During the summer, the Fund benefited from the broad rebound in spread sectors and its tactical duration management. Following the initial announcement of a second round of quantitative easing (“QE2”) at the end of August, risk sectors and Treasuries rallied, benefiting the Fund. Over the following two months, we progressively reduced duration and credit risk. After the Fed officially announced QE2 in November, interest rates moved sharply higher and the Fund benefited from having shortened its duration and maintaining its overweight in spread sectors, which broadly rallied through year end.

Describe Fund positioning at period end.

•

At period end, the Fund was generally underweight relative to its benchmark in government-related sectors in favor of non-government spread sectors. The largest overweights included high yield debt, bank loans, non-agency residential MBS and CMBS. At period end, the Fund’s duration was more than two years short relative to its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Asset Mix	Percent of Long-Term Investments
Fixed Income Securities	87%
Affiliated Investment Companies	13

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	43%
U.S. Treasury Obligations	21
Affiliated Investment Companies	13
Non-Agency Mortgage-Backed Securities	9
Corporate Bonds	7
Asset-Backed Securities	4
Floating Rate Loan Interests	2
Foreign Government Obligations	1

8	BLACKROCK FUNDS II	DECEMBER 31, 2010

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund will invest in a combination of other BlackRock fixed income mutual funds that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities.

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[4]

This unmanaged, market value weighted index of fixed income securities issued in U.S. Dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year. Effective March 5, 2010, the Fund changed the benchmark against which it measures performance from the Barclays Capital US Aggregate Bond Index to the Barclays Capital US Universal Index as Fund management believes the new benchmark is more representative of the industry standard for funds with similar strategies.

[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2010

			Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
Institutional	4.50%	6.12%	13.39%	N/A	6.66%	N/A
Investor A	4.07	5.98	13.10	8.58%	6.40	4.90%
Investor C	3.48	5.59	12.15	11.15	5.59	5.59
Barclays Capital US Aggregate Bond Index	—	1.15	6.54	N/A	5.38	N/A
Barclays Capital US Universal Index	—	1.82	7.16	N/A	5.59	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Including Interest Expense	Excluding Interest Expense	Beginning Account Value July 1, 2010	Including Interest Expense		Excluding Interest Expense
			Expenses Paid During the Period[9]	Expenses Paid During the Period[10]		Ending Account Value December 31, 2010	Expenses Paid During the Period[9]	Ending Account Value December 31, 2010	Expenses Paid During the Period[10]
Institutional	$1,000.00	$1,061.20	$1.92	$1.87	$1,000.00	$1,023.34	$1.89	$1,023.39	$1.84
Investor A	$1,000.00	$1,059.80	$3.22	$3.17	$1,000.00	$1,022.08	$3.16	$1,022.13	$3.11
Investor C	$1,000.00	$1,055.90	$7.10	$7.00	$1,000.00	$1,018.30	$6.97	$1,018.40	$6.87

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.37% for Institutional, 0.62% for Investor A and 1.37% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.36% for Institutional, 0.61% for Investor A and 1.35% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2010	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance results does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or continue waiving or reimbursing its fees after May 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees and exchange fees and (b) operating expenses including investment advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	DECEMBER 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility, or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if a Fund had not used leverage.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	11

Schedule of Investments December 31, 2010	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chile – 0.2%
Codelco, Inc., 6.15%, 10/24/36	USD	100	$109,172

China – 0.9%
Sinochem Overseas Capital Co. Ltd., 6.30%,
11/12/40 (a)		400	409,169

Kazakhstan – 2.5%
Eurasian Development Bank, 7.38%,
9/29/14 (a)		140	151,233
KazMunayGas National Co.:
11.75%, 1/23/15 (a)		380	471,656
7.00%, 5/05/20 (a)		250	260,000
7.00%, 5/05/20		300	312,000

			1,194,889

Malaysia – 0.8%
Petronas Capital Ltd.:
5.25%, 8/12/19 (a)		150	161,233
7.88%, 5/22/22		150	192,383

			353,616

Mexico – 2.6%
Pemex Project Funding Master Trust:
5.75%, 3/01/18		180	192,454
6.63%, 6/15/35		540	549,447
Petroleos Mexicanos, 4.88%, 3/15/15		500	526,250

			1,268,151

Netherlands – 0.3%
Indosat Palapa Co. BV, 7.38%, 7/29/20 (a)		140	154,700

Venezuela – 1.1%
Petroleos de Venezuela SA, 5.25%, 4/12/17		950	543,875

Total Corporate Bonds – 8.4%			4,033,572

Foreign Agency Obligations
Russia – 4.4%
Gaz Capital SA, 7.29%, 8/16/37		140	145,040
Morgan Stanley Bank AG for OAO Gazprom,
9.63%, 3/01/13		400	453,500
RSHB Capital SA:
9.00%, 6/11/14 (a)		200	225,000
9.00%, 6/11/14		900	1,012,500
Vnesheconombank Via Veb Finance Ltd., 6.90%,
7/09/20 (a)		270	282,825

Total Foreign Agency Obligations – 4.4%			2,118,865

Foreign Government Obligations
Argentina – 3.0%
Republic of Argentina:
7.00%, 10/03/15		600	565,680
8.28%, 12/31/33		796	738,459
2.50%, 12/31/38 (b)		320	143,200

			1,447,339

Brazil – 10.4%
Federative Republic of Brazil:
6.00%, 1/17/17		550	622,325
8.00%, 1/15/18		2,117	2,476,500
5.88%, 1/15/19		200	222,000
4.88%, 1/22/21		310	316,200
8.88%, 4/15/24		50	69,000
10.25%, 1/10/28	BRL	380	237,729
7.13%, 1/20/37	USD	765	912,263
11.00%, 8/17/40		40	53,780
5.63%, 1/07/41		100	99,250

			5,009,047

Colombia – 2.8%
Republic of Colombia:
7.38%, 1/27/17		260	306,800
7.38%, 3/18/19		550	660,000
7.75%, 4/14/21	COP	96,000	59,375
7.38%, 9/18/37	USD	275	325,875

			1,352,050

Croatia – 2.0%
Croatia Government International Bonds:
6.75%, 11/05/19 (a)		160	167,448
6.63%, 7/14/20 (a)		790	815,582

			983,030

Dominican Republic – 0.3%
Dominican Republic International Bonds,
7.50%, 5/06/21 (a)		140	150,850

El Salvador – 0.8%
Republic of El Salvador:
7.38%, 12/01/19 (a)		100	110,500
7.65%, 6/15/35		270	285,525

			396,025

Indonesia – 4.4%
Republic of Indonesia:
7.50%, 1/15/16 (a)		190	225,397
6.88%, 3/09/17		250	288,898
6.88%, 1/17/18 (a)		200	232,000

Portfolio Abbreviations

To simplify the listings of fund holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
	BRL	Brazilian Real	MXN	Mexican Peso
	BZDIOVRA	Brazil Interbank Deposit Rate	MYR	Malaysian Ringgit
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Franc	NZD	New Zealand Dollar
	CNY	Chinese Yuan	PLN	Polish Zloty
	COP	Colombian Peso	PRIBOR	Prague Interbank Offered Rate
	CZK	Czech Koruna	RB	Revenue Bonds
	DKK	Danish Krone	RUB	Russian Ruble
	EUR	Euro	SEK	Swedish Krona
	FKA	Formerly known as	SGD	Singapore Dollar
	GBP	British Pound	SPDR	Standard & Poor’s depositary
	GO	General Obligation		receipt
	HKD	Hong Kong Dollar	TRY	Turkish Lira
	HUF	Hungarian Forint	UAH	Ukrainian Hryunia
	INR	Indian Rupee	USD	United States Dollar
	JPY	Japanese Yen	ZAR	South African Rand
	KRW	South Korean Won

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Indonesia (concluded)
6.88%, 1/17/18	USD	300	$348,000
11.63%, 3/04/19 (a)		100	148,250
5.88%, 3/13/20 (a)		170	186,575
5.88%, 3/13/20		200	219,500
6.63%, 2/17/37		100	109,254
6.63%, 2/17/37 (a)		130	141,700
7.75%, 1/17/38		200	243,000

			2,142,574

Lithuania – 0.5%
Republic of Lithuania, 7.38%,
2/11/20 (a)		197	217,613

Malaysia – 0.1%
Malaysia Government, 7.50%,
7/15/11		35	36,142

Mexico – 6.5%
United Mexican States:
5.63%, 1/15/17		295	326,270
5.95%, 3/19/19		440	490,600
5.13%, 1/15/20		1,025	1,068,563
8.30%, 8/15/31		300	396,000
6.75%, 9/27/34		250	281,250
6.05%, 1/11/40		582	595,095

			3,157,778

Pakistan – 0.2%
Islamic Republic of Pakistan, 6.88%,
6/01/17		100	87,000

Panama – 1.7%
Republic of Panama:
8.88%, 9/30/27		290	397,300
9.38%, 4/01/29		288	403,920

			801,220

Peru – 1.8%
Republic of Peru:
7.35%, 7/21/25		200	243,300
6.55%, 3/14/37		420	459,900
5.63%, 11/18/50		200	185,000

			888,200

Philippines – 3.9%
Republic of Philippines:
9.38%, 1/18/17		220	288,200
7.75%, 1/14/31		570	702,525
6.38%, 1/15/32		400	424,000
6.38%, 10/23/34		445	471,700

			1,886,425

Poland – 1.9%
Poland Government International Bond:
3.88%, 7/16/15		550	559,005
6.38%, 7/15/19		322	360,707

			919,712

Russia – 11.6%
Russia Federation, 7.50%, 3/31/30 (b)		4,857	5,617,311

South Africa – 2.7%
Republic of South Africa:
6.50%, 6/02/14		220	247,500
6.88%, 5/27/19		280	327,950
5.50%, 3/09/20		670	712,713

			1,288,163

Foreign Government Obligations
Turkey – 8.2%
Republic of Turkey:
9.50%, 1/15/14		400	479,000
7.25%, 3/15/15		150	172,875
7.50%, 7/14/17		1,320	1,560,900
5.63%, 3/30/21		240	249,600
11.88%, 1/15/30		695	1,193,663
8.00%, 2/14/34		155	194,137
6.88%, 3/17/36		95	105,925

			3,956,100

Ukraine – 1.6%
Ukraine Government:
6.58%, 11/21/16 (a)		100	100,000
6.58%, 11/21/16		230	230,046
7.75%, 9/23/20 (a)		430	437,525

			767,571

Uruguay – 0.7%
Republic of Uruguay, 7.63%,
3/21/36		272	322,639

Venezuela – 5.3%
Republic of Venezuela:
7.00%, 12/01/18		70	46,375
7.65%, 4/21/25		30	18,900
9.25%, 9/15/27		2,202	1,640,490
9.25%, 5/07/28		1,060	715,500
7.00%, 3/31/38		270	154,575

			2,575,840

Total Foreign Government Obligations – 70.4%			34,002,629

U.S. Treasury Obligations
U.S. Treasury Bonds,
3.88%, 8/15/40		390	359,227
U.S. Treasury Notes,
2.63%, 8/15/20		1,500	1,422,070

Total U.S. Treasury Obligations – 3.7%			1,781,297

Total Long-Term Investments (Cost — $40,388,531) – 86.9%			41,936,363

Short-Term Securities	Shares
Time Deposits – 10.5%
Brown Brothers Harriman & Co., 0.12% (c)		5,081,431	5,081,431

Total Short-Term Securities (Cost — $5,081,431) – 10.5%			5,081,431

Total Investments (Cost — $45,469,962*) – 97.4%			47,017,794
Other Assets Less Liabilities – 2.6%			1,273,173

Net Assets – 100.0%			$48,290,967

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	13

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$45,697,414

Gross unrealized appreciation	$1,708,885
Gross unrealized depreciation	(388,505)

Net unrealized appreciation	$1,320,380

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	713,160	USD	428,016	BNP Paribas	1/04/11	$1,599
BRL	723,775	USD	434,387	Morgan Stanley Capital Services, Inc.	1/04/11	1,622
BRL	1,449,175	USD	845,000	Royal Bank of Scotland Plc	1/04/11	27,164
USD	420,000	BRL	713,160	BNP Paribas	1/04/11	(9,204)
USD	425,000	BRL	723,775	Morgan Stanley Capital Services, Inc.	1/04/11	(10,593)
USD	869,749	BRL	1,449,175	Royal Bank of Scotland Plc	1/04/11	(3,248)
EUR	640,000	USD	852,250	BNP Paribas	1/10/11	2,973
USD	563,442	EUR	425,000	Deutsche Bank AG	1/10/11	(4,479)
USD	563,604	EUR	425,000	Royal Bank of Scotland Plc	1/10/11	(4,318)
USD	563,621	EUR	425,000	Royal Bank of Scotland Plc	1/10/11	(4,301)
USD	561,710	EUR	425,000	UBS AG	1/10/11	(6,212)
RUB	13,176,576	USD	420,000	BNP Paribas	1/12/11	10,917
RUB	13,125,000	USD	420,000	Morgan Stanley Capital Services, Inc.	1/12/11	9,230
KRW	124,927,000	USD	110,000	Royal Bank of Scotland Plc	1/13/11	(9)
MYR	1,006,400	USD	320,000	HSBC Securities, Inc.	1/13/11	6,066
USD	320,000	MYR	1,006,720	Barclays Bank Plc	1/13/11	(6,170)
USD	380,000	MXN	4,745,235	BNP Paribas	1/13/11	(3,889)
ZAR	3,367,857	USD	485,000	UBS AG	1/13/11	25,228
CAD	742,000	USD	740,363	Citibank, N.A.	1/19/11	5,617
CAD	247,089	EUR	180,000	Goldman Sachs Bank USA	1/19/11	7,887
CHF	130,000	USD	135,714	UBS AG	1/19/11	3,360
EUR	180,000	CAD	249,680	Citibank, N.A.	1/19/11	(10,492)
EUR	450,000	USD	602,329	Citibank, N.A.	1/19/11	(1,009)
EUR	155,000	CHF	206,396	Deutsche Bank AG	1/19/11	(13,682)
HUF	80,544,500	USD	410,000	Deutsche Bank AG	1/19/11	(23,611)
HUF	95,087,630	EUR	340,000	Deutsche Bank AG	1/19/11	1,825
JPY	24,348,840	USD	300,000	Citibank, N.A.	1/19/11	(33)
MXN	6,723,000	USD	544,419	BNP Paribas	1/19/11	(750)
MXN	6,853,197	USD	550,000	BNP Paribas	1/19/11	4,197
MXN	10,327,690	USD	830,000	BNP Paribas	1/19/11	5,169
MXN	8,365,754	USD	670,000	BNP Paribas	1/19/11	6,513
MXN	3,547,400	USD	286,904	Royal Bank of Scotland Plc	1/19/11	(37)
MXN	4,387,600	USD	350,000	Royal Bank of Scotland Plc	1/19/11	4,812
SGD	569,904	USD	435,000	Calyon Securities (USA), Inc.	1/19/11	9,090
USD	100,000	HUF	20,719,000	Barclays Bank Plc	1/19/11	607
USD	2,311,515	MXN	29,187,500	BNP Paribas	1/19/11	(48,789)
USD	530,000	MXN	6,592,935	BNP Paribas	1/19/11	(3,151)
USD	733,631	CAD	739,500	Citibank, N.A.	1/19/11	(9,836)
USD	90,000	MXN	1,116,477	HSBC Securities, Inc.	1/19/11	(286)
USD	450,000	SGD	591,534	JPMorgan Chase Bank, N.A.	1/19/11	(10,944)
USD	102,837	ZAR	711,000	Royal Bank of Scotland Plc	1/19/11	(4,780)
USD	375,892	JPY	30,603,000	Royal Bank of Scotland Plc	1/19/11	(1,123)
USD	394,822	ZAR	2,774,500	UBS AG	1/19/11	(25,125)
USD	394,861	HUF	80,634,500	UBS AG	1/19/11	8,040
USD	412,839	HUF	82,448,000	UBS AG	1/19/11	17,318
ZAR	101,000	USD	15,008	Deutsche Bank AG	1/19/11	279
EUR	215,000	USD	283,439	Citibank, N.A.	1/28/11	3,854
EUR	236,000	USD	323,124	Deutsche Bank AG	1/28/11	(7,771)
USD	574,785	EUR	430,000	Royal Bank of Scotland Plc	1/28/11	200
USD	358,612	EUR	270,000	UBS AG	1/28/11	(2,173)
USD	210,000	BRL	369,432	Goldman Sachs Bank USA	2/02/11	(10,831)
INR	15,312,000	USD	330,000	Morgan Stanley Capital Services, Inc.	2/09/11	9,946
KRW	254,633,000	USD	230,000	Citibank, N.A.	2/09/11	(6,134)
USD	345,000	IND	15,390,450	Goldman Sachs Bank USA	2/09/11	3,313
USD	340,000	KRW	392,802,000	UBS AG	2/09/11	(5,341)
CNY	2,408,635	USD	365,000	Deutsche Bank AG	2/28/11	454

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (concluded)	BlackRock Emerging Market Debt Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	17,683,410	USD	2,670,000	UBS AG	2/28/11	13,045

Total						$(47,996)

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
10.30%(a)	BZDIOVRA Index	Deutsche Bank AG	1/03/11	BRL	1,870	$3,122
2.17%(a)	3-month LIBOR	Citibank, N.A.	12/15/15	USD	1,700	2,876
2.19%(b)	3-month LIBOR	Deutsche Bank AG	12/15/15	USD	1,700	(4,504)
2.81%(b)	3-month LIBOR	Deutsche Bank AG	10/29/20	USD	1,400	59,726

Total						$61,220

(a)	Fund pays floating interest rate and receives fixed rate.
(b)	Fund pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
People’s Republic of China	1.00%	UBS AG	9/20/15	USD	1,530	$(4,350)

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	–	$41,936,363	–	$41,936,363
Short-Term Securities	$5,081,431	–	–	5,081,431

Total	$5,081,431	$41,936,363	–	$47,017,794

[1]	See above Schedule of Investments for values in each security type.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	$3,221	$187,104	–	$190,325
Interest rate contracts	–	65,724	–	65,724
Liabilities:
Credit contracts	–	(4,350)	–	(4,350)
Foreign currency exchange contracts	(3,248)	(235,073)	–	(238,321)
Interest rate contracts	–	(4,504)	–	(4,504)

Total	$(27)	$8,901	–	$8,874

[2]

Derivative financial instruments are foreign currency exchange contracts and swaps. Foreign currency exchange contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	15

Schedule of Investments December 31, 2010	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
France – 0.1%
Auto ABS, Series 2007-1, Class A, 1.15%,
2/25/19 (a)	EUR	236	$312,030

Ireland – 0.3%
Cars Alliance Funding Plc, Series 2007-1,
Class A, 1.08%, 10/08/23 (a)		700	924,682

Italy – 0.3%
Auto ABS, Series 2007-2, Class A, 1.17%,
10/25/20 (a)		610	804,999

Luxembourg – 0.1%
Bavarian Sky SA, Series 1, Class A, 0.90%,
8/15/15 (a)		87	116,141

Netherlands – 0.7%
Globaldrive BV, Series 2008-2, Class A, 4.00%,
10/20/16		734	989,718
STORM BV, Series 2010-1, Class A1, 1.82%,
3/22/52 (a)		840	1,109,740

			2,099,458

United Kingdom – 1.0%
Arkle Master Issuer Plc, 1.68%, 8/17/13 (a)(b)	USD	2,025	2,022,165
Holmes Master Issuer Plc, 1.67%,
10/15/54 (a)(b)		841	839,427

			2,861,592

United States – 2.1%
Ally Auto Receivables Trust, Series 2009-B,
Class A2, 1.21%, 6/15/12 (b)		1,500	1,502,529
Capital One Multi-Asset Execution Trust, 6.63%,
6/17/14 (a)	GBP	550	886,028
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.36%,
5/16/16 (a)(b)	USD	620	627,684
Series 2009-A12, Class A12, 3.35%,
8/15/16 (b)		551	563,398
Home Equity Asset Trust, Series 2007-2,
Class 2A1, 0.37%, 7/25/37 (a)		424	413,082
SLM Student Loan Trust, Series 2003-10,
5.15%, 9/17/15	GBP	1,280	1,905,461

			5,898,182

Total Asset-Backed Securities – 4.6%			13,017,084

Corporate Bonds
Australia – 1.5%
Commonwealth Bank of Australia, 5.75%,
12/17/13	AUD	3,180	3,224,985
European Investment Bank, 6.00%, 8/06/20		1,125	1,101,936

			4,326,921

Denmark – 0.0%
Nykredit Realkredit A/S, 2.36%, 10/01/38 (a)	DKK	5	872

Finland – 0.8%
Nordic Investment Bank:
3.00%, 4/08/14	EUR	877	1,209,636
6.00%, 8/20/14	AUD	1,035	1,060,339

			2,269,975

France – 0.5%
BNP Paribas, 5.43%, 9/07/17	EUR	450	645,282
Credit Agricole Covered Bonds, 3.50%,
7/21/14		600	829,291

			1,474,573

Corporate Bonds
Germany – 4.1%
Dusseldorfer Hypothekenbank AG:
1.00%, 8/04/11	EUR	1,340	1,789,998
1.88%, 12/13/13		1,100	1,471,981
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	550	560,064
5.50%, 1/22/18	EUR	5,000	7,697,166

			11,519,209

Ireland – 0.7%
DEPFA ACS Bank, 1.65%, 12/20/16	JPY	200,000	2,074,315

Japan – 0.4%
East Japan Railway Co., 4.75%, 12/08/31	GBP	750	1,129,264

Luxembourg – 2.5%
European Union:
3.25%, 11/07/14	EUR	2,050	2,844,592
3.13%, 1/27/15		2,500	3,441,610
2.38%, 9/22/17		560	721,424

			7,007,626

Netherlands – 1.6%
ABN Amro Bank NV, 3.75%, 7/15/14		700	974,810
Fortis Bank Nederland NV, 3.38%, 5/19/14		750	1,042,356
LeasePlan Corp. NV, 3.25%, 5/22/14		950	1,313,078
Volkswagen International Finance NV, 1.63%,
8/12/13 (b)	USD	1,185	1,184,392

			4,514,636

Spain – 0.6%
Caja de Ahorros y Monte de Piedad de Madrid,
3.88%, 11/30/13	EUR	1,300	1,705,496

Sweden – 1.6%
Dexia Kommunbank AB, 1.63%, 10/21/13		1,110	1,463,723
Svenska Handelsbanken AB, 2.88%,
9/14/12 (b)	USD	1,700	1,741,237
Swedbank Hypotek AB, 2.00%, 1/31/14	EUR	921	1,223,294

			4,428,254

Switzerland – 0.9%
European Investment Bank, 2.00%, 8/29/16	CHF	2,440	2,670,396

United Kingdom – 2.1%
Lloyds TSB Bank Plc, 6.50%, 9/17/40	GBP	740	1,066,505
Network Rail Infrastructure Finance Plc, 4.88%,
11/27/15		1,630	2,790,379
Northern Rock Asset Management Plc, 3.88%,
10/18/11	EUR	1,450	1,952,531

			5,809,415

United States – 6.4%
Altria Group, Inc., 10.20%, 2/06/39	USD	325	469,718
The Boeing Co., 1.88%, 11/20/12		890	905,829
Citigroup, Inc., 2.24%, 12/09/22	JPY	200,000	2,236,096
Comcast Corp., 6.40%, 3/01/40	USD	950	1,018,272
COX Communications, Inc., 8.38%, 3/01/39 (b)		755	978,413
Crown Castle Towers LLC, 6.11%, 1/15/20 (b)		800	834,657
General Electric Capital Corp., 6.50%, 9/28/15	NZD	5,245	4,185,802
JPMorgan Chase & Co., 3.63%, 12/12/11	EUR	3,300	4,510,041
Kraft Foods, Inc., 6.50%, 11/01/31	USD	185	205,784
News America, Inc., 6.40%, 12/15/35		465	499,597
Oracle Corp., 5.38%, 7/15/40 (b)		745	754,397
Time Warner Cable, Inc., 5.88%, 11/15/40		545	539,201

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Verizon Communications, Inc., 6.90%, 4/15/38	USD	925	$1,078,877

			18,216,684

Total Corporate Bonds – 23.7%			67,147,636

Foreign Agency Obligations
Canada – 1.0%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		2,900	2,947,867

Cayman Islands – 0.4%
IPIC GMTN Ltd., 3.13%, 11/15/15 (b)		1,015	992,272

France – 0.8%
Société Financement de l’Economie Francaise,
3.38%, 5/05/14 (b)		2,140	2,253,869

Ireland – 1.3%
The Governor & Co. of the Bank of Ireland,
2.75%, 3/02/12 (b)		2,000	1,844,123
Irish Life & Permanent Group Holdings Plc,
3.60%, 1/14/13 (b)		2,100	1,883,738

			3,727,861

Japan – 0.2%
Japan Finance Corp., 2.00%, 6/24/11		200	201,504
Japan Finance Organization For Municipalities,
5.88%, 3/14/11		480	484,996

			686,500

New Zealand – 0.7%
ANZ National International Ltd., 3.25%,
4/02/12 (b)		1,900	1,954,819

Norway – 0.4%
Eksportfinans ASA, 3.00%, 11/17/14		995	1,026,765

Qatar – 0.5%
Qatari Diar Finance Qsc, 5.00%, 7/21/20 (b)		1,400	1,393,353

Spain – 0.5%
Instituto de Credito Oficial:
4.45%, 4/20/11	CAD	860	868,521
4.53%, 3/17/16		700	614,568

			1,483,089

United Arab Emirates – 0.2%
Mubadala Development Co., 5.75%, 5/06/14	USD	625	675,938

Total Foreign Agency Obligations – 6.0%			17,142,333

Foreign Government Obligations
Australia – 6.3%
Australia Government Bond, 3.00%, 9/20/25	AUD	1,490	1,625,785
New South Wales Treasury Corp., 2.75%,
11/20/25		3,370	3,488,536
Queensland Treasury Corp., 6.00%, 9/14/17		12,305	12,701,568

			17,815,889

Belgium – 1.0%
Belgium Government Bond:
2.75%, 3/28/16	EUR	1,895	2,456,463
3.75%, 9/28/20		278	364,476

			2,820,939

Foreign Government Obligations
Denmark – 3.3%
Kingdom of Denmark, 3.13%, 3/17/14	EUR	6,800	9,475,820

Finland – 4.3%
Finland Government Bond, 4.25%, 7/04/15		8,290	12,160,875

France – 4.7%
France Government Bond, 4.00%, 10/25/38		8,949	12,197,083
Reseau Ferre de France, 5.50%, 12/01/21	GBP	600	1,048,156

			13,245,239

Germany – 1.1%
Deutsche Bundesrepublik Inflation Linked,
1.50%, 4/15/16	EUR	2,142	3,049,142

Ireland – 1.4%
Ireland Government Bond:
4.00%, 1/15/14		1,905	2,292,120
5.00%, 10/18/20		1,810	1,751,346

			4,043,466

Italy – 10.1%
Italy Buoni Poliennali Del Tesoro:
3.50%, 6/01/14		3,660	4,904,096
4.25%, 2/01/15		5,945	8,131,048
3.00%, 4/15/15		2,876	3,734,768
4.50%, 2/01/20		1,625	2,148,397
4.25%, 3/01/20		4,490	5,815,226
5.00%, 9/01/40		3,240	4,066,831

			28,800,366

Japan – 14.4%
Japan Government (10 Year Issue), 1.40%, 9/20/19	JPY	57,050	724,819
Japan Government (20 Year Issue), 2.10%,
12/20/27		2,272,400	29,488,945
Japan Government CPI Linked Bond:
Series 4, 0.50%, 6/10/15		279,558	3,395,174
Series 9, 1.10%, 9/10/16		302,560	3,751,003
Series 14, 1.20%, 12/10/17		103,361	1,279,253
Series 15, 1.40%, 3/10/18		192,666	2,418,282

			41,057,476

Spain – 2.6%
Kingdom of Spain:
4.00%, 4/30/20	EUR	820	985,988
4.85%, 10/31/20		702	895,057
4.65%, 7/30/25		775	917,476
5.75%, 7/30/32		2,897	3,755,419
4.20%, 1/31/37		340	349,064
4.70%, 7/30/41		452	494,281

			7,397,285

United Kingdom – 3.0%
United Kingdom Treasury Bonds:
4.25%, 9/07/39	GBP	1,760	2,770,613
4.50%, 12/07/42		3,430	5,638,856

			8,409,469

Total Foreign Government Obligations – 52.2%			148,275,966

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	17

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations – 0.8%
United States – 0.8%
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, 1.00%, 11/25/34 (a)	USD	730	$606,209
GSR Mortgage Loan Trust, Series 2005-AR1,
Class 4A1, 5.06%, 1/25/35 (a)		773	787,139
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 3A2, 6.01%,
8/25/46 (a)		847	716,891

			2,110,239

Commercial Mortgage-Backed Securities – 2.9%
United States – 2.9%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%,
4/15/11		1,376	1,381,004
Series 2004-5, Class A3, 4.56%,
11/10/41		2,470	2,514,492
Commercial Mortgage Asset Trust,
Series 1999-C1, Class A3, 6.64%, 1/17/32		288	288,725
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2001-C1, Class A3,
5.86%, 10/12/11		4,088	4,138,618

			8,322,839

Total Non-Agency Mortgage-Backed Securities – 3.7%			10,433,078

Preferred Securities
Capital Trusts
France – 1.0%
Credit Agricole SA, 7.59%, 1/29/49 (a)	GBP	900	1,255,846
Société Generale:
7.00%, 12/29/49 (a)	EUR	650	803,456
5.92%, 12/31/49 (a)(b)	USD	900	794,913

			2,854,215

United Kingdom – 0.4%
Aviva Plc:
5.70%, 9/29/49 (a)	EUR	260	291,850
5.90%, 11/29/49 (a)	GBP	750	923,760

			1,215,610

Total Preferred Securities – 1.4%			4,069,825

Taxable Municipal Bonds
Los Angeles Department of Airports RB, 6.58%,
5/15/39	USD	595	578,489
New York City Municipal Water Finance Authority
RB:
5.79%, 6/15/41		680	661,314
5.72%, 6/15/42		365	364,672
5.44%, 6/15/43		30	28,386
New York State Urban Development Corp. RB,
5.77%, 3/15/39		590	587,327
State of California GO:
5.25%, 4/01/14		100	105,106
5.50%, 3/01/16		1,710	1,756,770
7.55%, 4/01/39		190	197,716
7.30%, 10/01/39		410	415,884
7.63%, 3/01/40		145	152,817

Total Taxable Municipal Bonds – 1.7%			4,848,481

Total Long-Term Investments (Cost — $250,988,905) – 93.3%		264,934,403

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (c)(d)	6,736,067	6,736,067

Total Short-Term Securities (Cost — $6,736,067) – 2.3%		6,736,067

Options Purchased	Contracts
Over-the-Counter Call Options Purchased
USD Currency, Strike Price JPY 98, Expires
3/23/11, Broker, Citibank, N.A.	888	89

Total Options Purchased (Cost — $159,840) – 0.0%		89

Total Investments (Cost — $257,884,812*) – 95.6%		271,670,559
Other Assets Less Liabilities – 4.4%		12,361,136

Net Assets – 100.0%		$284,031,695

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$257,955,265

Gross unrealized appreciation	$20,527,190
Gross unrealized depreciation	(6,811,896)

Net unrealized appreciation	$13,715,294

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,227,319	(3,491,252)	6,736,067	$10,475

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	150,000	USD	147,415	Citibank, N.A.	1/19/11	$5,608
AUD	1,279,000	USD	1,261,026	Citibank, N.A.	1/19/11	43,757
CAD	444,000	USD	443,329	Citibank, N.A.	1/19/11	3,053
CAD	4,894,000	USD	4,855,159	Citibank, N.A.	1/19/11	65,095
DKK	16,244,000	USD	3,028,083	UBS AG	1/19/11	(116,100)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock International Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	260,000	USD	410,968	Citibank, N.A.	1/19/11	$(5,665)
GBP	3,942,000	USD	6,144,068	Citibank, N.A.	1/19/11	951
JPY	57,980,000	USD	721,781	Citibank, N.A.	1/19/11	(7,493)
JPY	865,900,000	USD	10,403,551	Citibank, N.A.	1/19/11	263,948
JPY	1,050,000,000	USD	12,560,229	Deutsche Bank AG	1/19/11	375,299
JPY	4,712,349,000	USD	57,881,097	Royal Bank of Scotland Plc	1/19/11	172,925
JPY	59,590,000	USD	735,916	UBS AG	1/19/11	(1,794)
JPY	68,955,000	USD	819,238	UBS AG	1/19/11	30,257
MXN	35,605,000	USD	2,840,446	UBS AG	1/19/11	38,822
NOK	4,796,000	USD	818,876	UBS AG	1/19/11	2,268
PLN	7,628,000	USD	2,658,454	Royal Bank of Scotland Plc	1/19/11	(84,982)
SEK	14,644,000	USD	2,173,605	Deutsche Bank AG	1/19/11	2,323
SGD	1,708,000	USD	1,311,538	Deutsche Bank AG	1/19/11	19,397
USD	1,241,641	AUD	1,279,500	Citibank, N.A.	1/19/11	(63,653)
USD	1,218,764	AUD	1,254,000	Citibank, N.A.	1/19/11	(60,516)
USD	745,831	AUD	767,000	Citibank, N.A.	1/19/11	(36,631)
USD	108,725	AUD	110,000	Citibank, N.A.	1/19/11	(3,493)
USD	21,570,411	AUD	21,927,500	Deutsche Bank AG	1/19/11	(799,126)
USD	300,000	CAD	306,171	Citibank, N.A.	1/19/11	(7,813)
USD	881,620	CHF	844,500	UBS AG	1/19/11	(21,827)
USD	526,646	DKK	3,000,000	UBS AG	1/19/11	(11,150)
USD	821,246	GBP	530,000	Citibank, N.A.	1/19/11	(4,949)
USD	191,736	GBP	120,000	Citibank, N.A.	1/19/11	4,673
USD	216,283	GBP	135,000	Citibank, N.A.	1/19/11	5,838
USD	1,587,245	GBP	996,500	Citibank, N.A.	1/19/11	33,843
USD	5,943,130	GBP	3,741,500	Citibank, N.A.	1/19/11	110,661
USD	287,139	GBP	185,000	Deutsche Bank AG	1/19/11	(1,250)
USD	316,603	GBP	203,500	Deutsche Bank AG	1/19/11	(625)
USD	4,600,000	JPY	384,744,000	Citibank, N.A.	1/19/11	(139,873)
USD	553,784	JPY	46,615,000	Citibank, N.A.	1/19/11	(20,492)
USD	1,107,108	JPY	89,110,000	Citibank, N.A.	1/19/11	9,313
USD	829,547	JPY	68,580,000	Deutsche Bank AG	1/19/11	(15,327)
USD	291,776	JPY	24,535,000	Deutsche Bank AG	1/19/11	(10,484)
USD	705,441	JPY	59,200,000	Royal Bank of Scotland Plc	1/19/11	(23,876)
USD	548,628	JPY	46,160,000	UBS AG	1/19/11	(20,043)
USD	711,825	JPY	58,991,000	UBS AG	1/19/11	(14,918)
USD	4,071,116	NZD	5,419,000	Citibank, N.A.	1/19/11	(144,555)
EUR	2,574,700	USD	3,445,564	Citibank, N.A.	1/28/11	(5,137)
EUR	710,000	USD	934,454	Citibank, N.A.	1/28/11	14,279
EUR	425,000	USD	571,593	Deutsche Bank AG	1/28/11	(3,689)
EUR	3,233,000	USD	4,240,952	Morgan Stanley Capital Services, Inc.	1/28/11	79,124
EUR	705,000	USD	926,981	Royal Bank of Scotland Plc	1/28/11	15,071
USD	4,716,324	EUR	3,600,000	Citibank, N.A.	1/28/11	(94,154)
USD	2,573,268	EUR	1,959,500	Citibank, N.A.	1/28/11	(45,102)
USD	613,797	EUR	470,000	Citibank, N.A.	1/28/11	(14,237)
USD	479,078	EUR	369,000	Citibank, N.A.	1/28/11	(13,996)
USD	1,284,033	EUR	971,000	Citibank, N.A.	1/28/11	(13,460)
USD	1,330,898	EUR	995,500	Citibank, N.A.	1/28/11	667
USD	672,719	EUR	495,000	Citibank, N.A.	1/28/11	11,278
USD	758,545	EUR	580,000	Deutsche Bank AG	1/28/11	(16,476)
USD	335,964	EUR	256,500	Deutsche Bank AG	1/28/11	(6,783)
USD	575,256	EUR	435,000	Deutsche Bank AG	1/28/11	(6,010)
USD	291,487	EUR	220,000	Deutsche Bank AG	1/28/11	(2,486)
USD	13,269,996	EUR	9,692,000	Deutsche Bank AG	1/28/11	319,120
USD	820,433	EUR	620,000	UBS AG	1/28/11	(8,038)
USD	483,974	EUR	355,000	UBS AG	1/28/11	9,607
AUD	1,525,000	USD	1,459,692	UBS AG	2/04/11	92,810
EUR	1,120,000	USD	1,494,521	Citibank, N.A.	2/04/11	2,030
USD	1,471,750	AUD	1,525,000	Citibank, N.A.	2/04/11	(80,752)
USD	780,000	CHF	769,614	Citibank, N.A.	2/04/11	(43,505)
USD	426,637	EUR	325,000	Citibank, N.A.	2/04/11	(7,630)
USD	4,184,997	EUR	3,085,000	Citibank, N.A.	2/04/11	62,801
USD	1,644,859	JPY	137,000,000	Citibank, N.A.	2/04/11	(43,215)
USD	1,589,341	JPY	132,360,000	Citibank, N.A.	2/04/11	(41,561)
MYR	5,702,294	USD	1,846,000	UBS AG	2/09/11	(1,831)
CNY	28,820,400	USD	4,380,000	Citibank, N.A.	5/17/11	(3,629)

Total						$(273,508)

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
54	Australian Government Bonds (10 year)	Sydney	March 2011	$40,041,299	$34,060
58	Canadian Government Bonds (10 year)	Montreal	March 2011	$7,149,231	39,230
86	Euro-Bund	Eurex	March 2011	$14,400,946	(155,606)
2	Japanese Government Bonds (10 year)	London	March 2011	$3,471,856	5,186
26	Japanese Government Bonds (10 year)	Tokyo	March 2011	$45,028,452	182,471

Total					$105,341

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Financial futures contracts sold as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
346	Australian Government Bonds (3 Year)	Sydney	March 2011	$91,055,375	$67,801
114	Euro-Bobl	Eurex	March 2011	$18,094,851	16,784
284	Euro-Schatz	Eurex	March 2011	$41,368,674	51,699
19	Gilt British	London	March 2011	$3,539,615	18,336
140	U.S. Treasury Notes (2 Year)	Chicago Board Options	March 2011	$30,646,875	24,360
13	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2011	$1,530,344	22,828
101	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2011	$12,164,187	271,962
20	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2011	$2,442,500	112,537

Total					$586,307

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.14%(a)	6-month PRIBOR	Barclays Bank Plc	5/05/13	EUR	14,600	$536,060
3.77%(b)	3-month LIBOR	Citibank, N.A.	4/15/20	USD	4,400	(210,531)
3.59%(b)	3-month LIBOR	Citibank, N.A.	5/12/20	USD	4,000	(119,480)
4.84%(a)	3-month LIBOR	Deutsche Bank AG	12/13/20	USD	7,060	17,886

Total						$223,935

(a)	Fund pays floating interest rate and receives fixed rate.
(b)	Fund pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
STMicro-electronics NV	0.26%	Citibank, N.A.	9/20/12	EUR	950	$1,281
Koninklijke KPN NV	1.00%	Deutsche Bank AG	12/20/15	EUR	2,395	(3,062)
Eni SpA	1.00%	Royal Bank of Scotland Plc	3/20/16	EUR	1,620	(2,316)

Total						$(4,097)

•	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Imperial Tobacco Group Plc	0.71%	Barclays Bank Plc	9/20/12	BBB	EUR	1,300	$9,183
Royal Dutch Shell Plc	1.00%	Royal Bank of Scotland Plc	3/20/16	AA	EUR	1,620	1,795

Total							$10,978

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	–	$10,994,919	$2,022,165	$13,017,084
Corporate Bonds	–	67,147,636	–	67,147,636
Foreign Agency Obligations	–	17,142,333	–	17,142,333
Foreign Government Obligations	–	148,275,966	–	148,275,966
Non-Agency Mortgage-Backed Securities	–	10,433,078	–	10,433,078
Preferred Securities	–	4,069,825	–	4,069,825
Taxable Municipal Bonds	–	4,848,481	–	4,848,481
Short-Term Securities	$6,736,067	–	–	6,736,067

Total	$6,736,067	$262,912,238	$2,022,165	$271,670,470

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	–	$12,259	–	$12,259
Foreign currency exchange contracts	–	1,794,907	–	1,794,907
Interest rate contracts	$847,254	553,946	–	1,401,200
Liabilities:
Credit contracts	–	(5,378)	–	(5,378)
Foreign currency exchange contracts	–	(2,068,326)	–	(2,068,326)
Interest rate contracts	(155,606)	(330,011)	–	(485,617)

Total	$691,648	$(42,603)	–	$649,045

[1]

Derivative financial instruments are options purchased, foreign currency exchange contracts, financial futures contracts and swaps. Financial futures contracts, foreign currency exchange contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset- Backed Securities
Assets:
Balance, as of December 31, 2009	–
Accrued discounts/premiums	–
Realized gain/loss	–
Change in unrealized appreciation/depreciation[2]	$(2,835)
Purchases	2,025,000
Sales	–
Transfers in3	–
Transfers out[3]	–

Balance, as of December 31, 2010	$2,022,165

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $(2,835).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	21

Schedule of Investments December 31, 2010	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies(a)	Shares		Value
Fixed Income Funds – 23.5%
BlackRock Emerging Market Debt Portfolio,
BlackRock Class		2,646,851	$27,315,500
BlackRock Floating Rate Income Portfolio,
Institutional Class		5,675,577	58,344,929
BlackRock High Yield Bond Portfolio, BlackRock
Class		33,023,759	253,292,234

			338,952,663

Asset-Backed Securities	Par (000)
Cayman Islands – 0.2%
GMAC Mortgage Servicer Advance Funding Co.
Ltd., Series 2010-1A, Class A, 4.25%,
1/15/22 (b)	USD	2,915	2,930,048

United States – 6.0%
321 Henderson Receivables I LLC:
Series 2004-A, Class A1 0.61%,
11/15/25 (b)(c)		2,704	2,465,967
Series 2010-2A, Class B, 7.45%,
1/15/28 (b)		1,500	1,512,541
Series 2010-3A, Class A, 3.82%,
12/15/48 (b)		3,973	3,908,258
Ally Auto Receivables Trust, Series 2010-5,
Class C, 2.90%, 5/15/17 (b)		2,470	2,415,907
Americredit Automobile Receivables Trust,
Series 2010-4, Class C 2.76%, 8/08/14		5,000	4,963,222
Capital One Auto Finance Trust, Series 2006-C,
Class A4, 0.29%, 5/15/13 (c)		518	514,768
Capital One Multi-Asset Execution Trust:
6.63%, 6/17/14 (c)	GBP	1,400	2,255,344
Series 2006-A5, Class A5, 0.32%,
1/15/16 (c)	USD	2,210	2,190,884
Citibank Omni Master Trust:
Series 2009-A12, Class A12, 3.35%,
8/15/16 (b)		6,600	6,748,510
Series 2009-A8, Class A8, 2.36%,
5/16/16 (b)(c)		10,590	10,721,242
Credit Acceptance Auto Loan Trust,
Series 2010-1, Class B, 3.63%,
10/15/18 (b)(c)		5,450	5,401,720
Ford Credit Auto Owner Trust, Series 2009-B,
Class A4, 4.50%, 7/15/14		300	318,728
Ford Credit Floorplan Master Owner Trust:
Series 2006-4, Class B, 0.81%,
6/15/11 (c)		975	964,743
Series 2009-2, Class A, 1.81%,
9/15/12 (c)		5,600	5,682,048
Nelnet Student Loan Trust:
Series 2008-2, Class A4, 2.00%,
6/26/34 (c)		5,000	5,205,729
Series 2008-3, Class A4, 1.94%,
11/25/17 (c)		1,390	1,434,377
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14		1,380	1,384,251
Series 2010-2, Class C, 3.89%, 7/17/17		1,625	1,660,247
Series 2010-3, Class B, 2.05%, 5/15/15		2,920	2,918,307
Series 2010-A, Class A2, 1.37%,
8/15/13 (b)		525	526,972
Series 2010-A, Class A3, 1.83%,
11/17/14 (b)		390	394,013
Series 2010-A, Class A4, 2.39%,
6/15/17 (b)		1,310	1,332,098

Asset-Backed Securities
United States (concluded)
Series 2010-B, Class C, 3.02%,
10/17/16 (b)	USD	8,130	8,115,098
SLC Student Loan Trust, Series 2006-A,
Class A4, 0.41%, 1/15/19 (c)		2,640	2,520,479
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.59%,
1/25/18 (c)		800	822,212
Series 2008-5, Class A4, 1.99%,
7/25/23 (c)		7,485	7,785,051
Series 2009-B, Class A1, 6.26%,
7/15/42 (b)(c)		1,740	1,685,526
Series 2010-C, Class A1, 1.91%,
12/15/17 (b)(c)		658	657,760

			86,506,002

Total Asset-Backed Securities – 6.2%			89,436,050

Collateralized Debt Obligations
Cayman Islands – 0.4%
CSAM Funding, Series 2A, Class B1, 7.05%,
10/15/16		4,000	3,990,000
PPM America High Grade CBO I Ltd.:
3.23%, 1/15/13(c)		1,341	1,327,347
9.04%, 1/15/13(b)		402	402,226

Total Collateralized Debt Obligations – 0.4%			5,719,573

Common Stocks	Shares
Canada – 0.0%
Canadian Natural Resources Ltd.		5,500	244,310

United States – 0.5%
Alcoa, Inc.		32,750	504,023
Boyd Gaming Corp. (d)		5,400	57,240
Citigroup, Inc. (d)		223,000	1,054,790
Danaher Corp.		17,850	841,985
Devon Energy Corp.		3,250	255,157
Freeport-McMoRan Copper & Gold, Inc.		7,000	840,630
Macy’s, Inc.		44,000	1,113,200
Occidental Petroleum Corp.		2,500	245,250
Oracle Corp.		36,300	1,136,190
Yum! Brands, Inc.		8,050	394,853

			6,443,318

Total Common Stocks – 0.5%			6,687,628

Corporate Bonds	Par (000)
Canada – 1.0%
Canadian Natural Resources Ltd.:
5.90%, 2/01/18	USD	230	261,948
6.25%, 3/15/38 (e)		700	773,451
Cenovus Energy, Inc., 6.75%, 11/15/39		130	151,449
Manulife Financial Corp., 3.40%, 9/17/15		5,840	5,720,455
Nexen, Inc., 6.40%, 5/15/37		975	944,660
Royal Bank of Canada, 3.13%, 4/14/15 (b)		5,245	5,372,501
Teck Resources Ltd.:
4.50%, 1/15/21		800	813,370
6.00%, 8/15/40		500	528,644

			14,566,478

See Notes to Financial Statements.

22	BLACKROCK FUND II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Cayman Islands – 0.3%
MBNA America European Structured Offerings
No. 7, 5.45%, 4/19/11	EUR	300	$404,578
Suffield CLO Ltd./Suffield CLO Corp., 2.36%,
9/26/14 (b)(c)	USD	4,000	3,480,000

			3,884,578

France – 0.6%
BNP Paribas Home Loan Covered Bonds SA,
2.20%, 11/02/15 (b)		8,635	8,269,912

South Africa – 0.2%
AngloGold Ashanti Holdings Plc:
5.38%, 4/15/20		2,345	2,438,800
6.50%, 4/15/40		910	930,261

			3,369,061

Switzerland – 0.1%
Credit Suisse New York, 4.38%, 8/05/20		1,420	1,394,155

United Kingdom – 0.3%
BP Capital Markets Plc, 5.25%, 11/07/13		3,450	3,736,395

United States – 10.0%
American Express Credit Corp., 2.75%,
9/15/15		3,100	3,049,427
Anadarko Petroleum Corp., 6.38%, 9/15/17		1,800	1,960,753
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 11/15/14 (b)		2,768	3,049,652
5.38%, 1/15/20		340	368,420
Bank of America Corp.:
7.63%, 6/01/19 (e)		700	806,005
5.63%, 7/01/20		1,045	1,065,369
BorgWarner, Inc., 4.63%, 9/15/20		955	942,835
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		240	248,308
CBS Corp., 8.88%, 5/15/19		1,570	1,975,189
CCH II LLC/CCH II Capital Corp., 13.50%,
11/30/16		1,320	1,574,100
Citigroup, Inc.:
4.75%, 5/19/15		7,755	8,120,237
8.50%, 5/22/19		2,330	2,892,544
Cliffs Natural Resources, Inc., 4.80%,
10/01/20		3,365	3,287,972
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		370	511,925
Constellation Energy Group, Inc., 7.60%,
4/01/32		1,000	1,131,718
Cox Communications, Inc., 8.38%, 3/01/39 (b)		140	181,428
Danaher Corp., 0.00%, 1/22/21 (f)		500	685,000
DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc.:
3.13%, 2/15/16		3,300	3,255,998
4.60%, 2/15/21		2,200	2,171,385
6.00%, 8/15/40		600	602,358
Discover Bank:
8.70%, 11/18/19		2,475	2,913,357
7.00%, 4/15/20		2,550	2,741,357
Discovery Communications LLC, 3.70%,
6/01/15		900	931,803
The Dow Chemical Co., 4.25%, 11/15/20		3,905	3,740,592
Duke Realty LP, 6.75%, 3/15/20		1,000	1,084,887
The Goldman Sachs Group, Inc.:
3.70%, 8/01/15		8,350	8,507,915
6.00%, 6/15/20		2,165	2,339,638
Hospitality Properties Trust, 6.70%, 1/15/18		1,000	1,048,466

Corporate Bonds
United States (concluded)
International Game Technology, 7.50%,
6/15/19		2,725	3,067,429
International Paper Co., 7.30%, 11/15/39		200	227,889
The Interpublic Group of Cos., Inc., 6.25%,
11/15/14		1,484	1,600,865
JPMorgan Chase & Co.:
2.60%, 1/15/16		2,140	2,076,382
4.40%, 7/22/20		7,000	6,889,722
Kimco Realty Corp., 6.88%, 10/01/19		1,000	1,131,303
Knight Ridder Inc, 6.88%, 3/15/29		650	438,750
Kraft Foods, Inc.:
5.38%, 2/10/20		3,195	3,438,679
6.50%, 2/09/40		60	67,238
Life Technologies Corp., 5.00%, 1/15/21		510	505,198
Lincoln National Corp., 7.00%, 6/15/40		180	195,745
Mack-Cali Realty LP, 7.75%, 8/15/19		1,000	1,163,755
MetLife, Inc., 4.75%, 2/08/21		4,700	4,798,808
MGIC Investment Corp.:
5.38%, 11/01/15		2,710	2,594,825
5.00%, 5/01/17		900	1,033,875
MGM Resorts International:
13.00%, 11/15/13		860	1,016,950
10.38%, 5/15/14		1,280	1,436,800
Morgan Stanley, 5.50%, 1/26/20		2,920	2,943,433
NBC Universal, Inc., 4.38%, 4/01/21 (b)		1,500	1,455,911
The New York Times Co., 6.63%, 12/15/16 (b)		10,000	10,125,000
Newmont Mining Corp, 3.00%, 2/15/12		2,000	2,782,500
Novus USA Trust, Series 2010-1, 1.53%,
11/28/11 (b)(c)		2,750	2,750,000
Oracle Corp., 5.38%, 7/15/40 (b)		2,000	2,025,226
The PMI Group, Inc.:
6.00%, 9/15/16		4,520	3,750,259
4.50%, 4/15/20		1,100	907,500
Prudential Financial, Inc., 5.38%, 6/21/20		2,700	2,821,373
Radian Group, Inc.:
5.63%, 2/15/13		4,520	4,520,000
5.38%, 6/15/15		5,975	5,526,875
3.00%, 11/15/17		1,600	1,566,000
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg SA, 7.13%, 4/15/19 (b)		2,500	2,543,750
RR Donnelley & Sons Co., 7.63%, 6/15/20		1,000	1,071,116
Saks Inc, 2.00%, 3/15/24		250	259,063
SBA Tower Trust, 4.25%, 4/15/15 (b)		200	206,962
Time Warner Cable, Inc.:
5.00%, 2/01/20		660	679,231
5.88%, 11/15/40		1,390	1,375,210
TMX Finance LLC/TitleMax Finance Corp.,
13.25%, 7/15/15 (b)		1,000	1,100,000
Transocean, Inc., 6.00%, 3/15/18		220	231,064
United Technologies Corp., 5.70%, 4/15/40		400	436,063
Valero Energy Corp., 6.63%, 6/15/37		560	568,754
Verizon Communications, Inc., 6.40%, 2/15/38		1,700	1,880,515

			144,398,656

Total Corporate Bonds – 12.5%			179,619,235

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	23

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Exchange-Traded Funds	Shares		Value
Consumer Discretionary Select Sector SPDR
Fund		10,500	$392,805
Energy Select Sector SPDR Fund		26,250	1,791,563
Financial Select Sector Fund		7,875	125,606
Industrial Select Sector SPDR Fund		14,175	494,707
iShares JPMorgan USD Emerging Markets Bond
Fund (a)		35,500	3,801,340
Materials Select Sector SPDR Fund		5,250	202,125
Oil Services Holders Trust		2,175	305,653
Technology Select Sector SPDR Fund		12,075	304,049

Total Exchange-Traded Funds – 0.5%			7,417,848

Floating Rate Loan Interests (c)	Par (000)
United States – 2.5%
AGFS Funding Co., Loan, 7.25%, 4/21/15	USD	1,500	1,519,687
Avaya, Inc., Term B-1 Loan, 2.75%, 10/24/14		1,000	944,286
Caesars Entertainment Operating Co., Inc. (FKA
Harrah’s Operating Co., Inc.), Term B-3 Loan,
3.29% - 3.30%, 1/28/15		1,495	1,349,011
CDW LLC (FKA CDW Corp.), Extended Term Loan,
5.26%, 7/15/17		701	694,378
Charter Communications Operating LLC, Term C
Loan, 3.56%, 9/06/16		1,496	1,475,025
Coinmach Service Corp., Term Loan, 3.28%,
11/14/14		997	869,634
DynCorp International, Inc., Term Loan , 6.25%,
7/07/16		998	1,002,737
First Data Corp., Initial Tranche B-2 Term Loan,
3.01%, 9/24/14		1,500	1,382,345
Goodman Global, Inc., Initial Term Loan (First
Lien), 5.75%, 10/28/16		1,496	1,501,861
Intelsat Jackson Holdings S.A. (FKA Intelsat
Jackson Holdings Ltd.), Term Loan, 3.75%,
3/07/18		12,000	12,109,284
Inventiv Health, Inc. (FKA Ventive Health, Inc),
Term B Loan, 4.75%, 8/04/16		1,000	1,006,250
Laureate Education, Inc., Closing Date Term
Loan, 3.25%, 8/15/14		1,500	1,409,625
Level 3 Financing, Inc., Tranche A Term Loan,
2.54%, 3/13/14		1,000	943,571
MedAssets, Inc., Term Loan, 3.75%, 11/16/16		1,000	1,003,750
Nuveen Investments, Inc., Term Loan (First Lien),
3.00%, 11/13/14		1,000	948,750
Pierre Foods, Inc., Loan (First Lien),
7.00% - 7.50%, 9/30/16		1,500	1,489,999
Realogy Corp., Delayed Draw Term B Loan,
3.26% - 3.29%, 10/10/13		1,496	1,400,194
Sequa Corp., Term Loan, 3.25%, 12/03/14		1,000	967,917
U.S. Foodservice, Term Loan, 2.50%, 7/03/14		1,000	909,750
Universal City Development Partners Ltd., Term
Loan, 5.50%, 11/06/14		1,500	1,512,187
UPC Financing Partnership, Facility U, 4.00%,
12/31/17	EUR	1,000	1,268,992

Total Floating Rate Loan Interests – 2.5%			35,709,233

Foreign Agency Obligations
Brazil – 0.4%
Petrobras International Finance Co.:
5.88%, 3/01/18	USD	4,800	5,111,126
5.75%, 1/20/20		410	425,403

			5,536,529

Foreign Agency Obligations
Chile – 0.0%
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (b)		750	711,393

Japan – 0.2%
Japan Finance Corp., 1.88%, 9/24/15		2,340	2,284,467

Luxembourg – 0.1%
Russian Agricultural Bank OJSC Via RSHB
Capital SA, 6.30%, 5/15/17		1,370	1,383,700

Norway – 0.0%
Eksportfinans ASA, 1.88%, 4/02/13		430	435,012

Total Foreign Agency Obligations – 0.7%			10,351,101

Foreign Government Obligations
Canada – 0.5%
Canadian Government Bond, 3.50%, 6/01/20	CAD	6,300	6,531,268

Germany – 1.0%
Bundesrepublik Deutschland, 3.75%, 1/04/17	EUR	10,095	14,599,458

Mexico – 0.0%
United Mexican States, 5.63%, 1/15/17	USD	130	143,780

Total Foreign Government Obligations – 1.5%			21,274,506

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 7.7%
United States – 7.7%
Adjustable Rate Mortgage Trust:
Series 2005-7, Class 4A1, 5.40%,
10/25/35 (c)		3,592	3,261,356
Series 2007-1, Class 3A21, 5.88%,
3/25/37 (c)		240	220,174
American Home Mortgage Investment Trust:
Series 2005-4, Class 5A 2.21%,
11/25/45 (c)		2,295	1,803,690
Series 2006-1, Class 2A3, 2.21%,
12/25/35 (c)		4,138	3,011,356
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.43%, 2/17/15 (b)(c)		430	426,771
Banc of America Funding Corp.:
Series 2005-H, Class 2A1, 3.23%,
11/20/35 (c)		668	510,650
Series 2006-F, Class 1A1, 4.96%,
7/20/36 (c)		4,378	3,833,762
Banc of America Mortgage Securities, Inc.,
Series 2006-B, Class 3A1, 6.15%,
11/20/36 (c)		2,427	2,034,680
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2005-1, Class 4A1, 5.28%,
3/25/35 (c)		731	647,273
Series 2007-4, Class 22A1 5.87%,
6/25/47 (c)		2,079	1,708,493
Chase Mortgage Finance Corp., Series 2005-A1,
Class 1A1, 5.40%, 12/25/35 (c)		3,687	3,546,798
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 2.63%,
10/25/35 (c)		1,017	890,923

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United States (continued)
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%,
10/25/37	USD	693	$554,651
Countrywide Alternative Loan Trust:
Series 2005-28CB, Class 2A5, 5.75%,
8/25/35		212	188,659
Series 2005-50CB, Class 1A1, 5.50%,
11/25/35		4,886	3,917,274
Series 2006-25CB, Class A2, 6.00%,
10/25/36		542	445,028
Series 2006-41CB, Class 1A4, 5.75%,
1/25/37		1,500	1,164,267
Series 2006-43CB, Class 1A7, 6.00%,
2/25/37		1,015	721,362
Series 2006-4CB, Class 2A3, 5.50%,
4/25/36		78	69,163
Series 2006-OA10, Class 1A1, 1.30%,
8/25/46 (c)		3,132	1,726,863
Series 2006-OA21, Class A1, 0.45%,
3/20/47 (c)		14,478	7,849,059
Series 2007-25, Class 2A1, 6.00%,
11/25/22		1,033	987,953
Series 2007-2CB, Class 1A15, 5.75%,
3/25/37		1,326	1,089,059
Countrywide Home Loan Mortgage Pass-Through
Trust:
Series 2006-1, Class A2, 6.00%,
3/25/36		616	533,533
Series 2006-10, Class 1A4, 0.76%,
5/25/36 (c)		3,265	2,232,420
Series 2006-17, Class A6, 6.00%,
12/25/36		4,088	3,610,231
Series 2006-6, Class A1, 6.00%,
4/25/36		1,128	1,017,764
Series 2007-10, Class A22, 6.00%,
7/25/37		1,071	874,082
Series 2007-11, Class A1, 6.00%,
8/25/37		2,636	2,237,724
Credit Suisse Mortgage Capital Certificates:
Series 2006-3, Class 4A3, 5.50%,
4/25/36		4,396	4,052,552
Series 2006-5, Class 3A3, 6.50%,
6/25/36		6,874	3,852,039
Series 2006-8, Class 3A1, 6.00%,
10/25/21		2,365	1,979,302
First Horizon Alternative Mortgage Securities,
Series 2005-AA7, Class 2A1, 2.57%,
9/25/35 (c)		5,212	3,841,809
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1, 5.14%,
6/19/35 (c)		5,808	5,684,403
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 2.94%,
1/25/35 (c)		1,761	1,607,325
Series 2007-4F, Class 1A1, 5.00%,
7/25/37		1,887	1,684,570
Harborview Mortgage Loan Trust:
Series 2005-8, Class 1A2A, 0.59%,
9/19/35 (c)		520	339,733
Series 2006-11, Class A1A, 0.43%,
12/19/36 (c)		532	345,260
IndyMac INDA Mortgage Loan Trust,
Series 2006-AR2, Class 4A1, 5.54%,
9/25/36 (c)		2,910	2,325,451

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
United States (concluded)
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36	USD	2,551	2,417,035
Series 2007-A1, Class 4A1, 2.98%,
7/25/35 (c)		526	478,486
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		2,817	2,606,072
Series 2007-S1, Class 2A22 5.75%,
3/25/37		2,842	2,409,248
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A7, Class 2A1, 5.32%,
9/25/35 (c)		544	496,888
Morgan Stanley Mortgage Loan Trust,
Series 2005-4, Class 5A3, 5.50%, 8/25/35		5,005	4,900,056
Residential Funding Mortgage Securities I,
Series 2007-S6, Class 1A16, 6.00%,
6/25/37		2,600	2,262,165
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1 2.71%,
5/25/35 (c)		3,753	2,589,796
Series 2005-19XS, Class 1A1, 0.58%,
10/25/35 (c)		3,225	2,177,634
Series 2007-3, Class 2A1, 5.56%,
4/25/47 (c)		4,362	3,209,534
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1, 0.38%,
8/25/11 (c)		355	351,702
WaMu Mortgage Pass-Through Certificates:
Series 2006-AR10, Class 3A2, 6.01%,
8/25/46 (c)		638	539,996
Series 2006-AR18, Class 1A1, 5.14%,
1/25/37 (c)		710	536,534
Series 2007-OA4, Class 1A, 1.10%,
5/25/47 (c)		647	426,298
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-2,
Class 4CB, 6.00%, 3/25/36		4,693	3,544,227
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR16, Class 3A2, 2.86%,
10/25/35 (c)		702	636,279
Series 2005-AR2, Class 3A1, 4.88%,
3/25/35 (c)		563	537,465
Series 2006-AR18, Class 2A1, 5.48%,
11/25/36 (c)		2,011	1,724,020
Series 2006-AR2, Class 2A5, 3.43%,
3/25/36 (c)		2,848	2,450,531
Series 2006-AR4, Class 2A4, 5.65%,
4/25/36 (c)		500	455,807

			111,577,235

Commercial Mortgage-Backed Securities – 7.7%
United States – 7.7%
Banc of America Commercial Mortgage, Inc.:
Series 2005-3, Class A2, 4.50%,
7/10/43		1,706	1,718,973
Series 2006-4, Class A4, 5.63%,
7/10/46		4,600	4,935,564
Series 2006-4, Class AM, 5.68%,
7/10/46		1,700	1,712,674
Series 2007-1, Class A4, 5.45%,
1/15/49		5,275	5,502,987

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	25

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-3, Class A2, 5.66%,
7/10/12 (c)	USD	3,835	$3,985,326
Series 2007-3, Class A4, 5.66%,
5/10/17 (c)		6,510	6,681,520
Series 2007-4, Class A4, 5.74%,
7/10/17 (c)		560	596,502
Bear Stearns Commercial Mortgage Securities,
Series 2005-PW10, Class AM, 5.45%,
12/15/15 (c)		220	221,977
Citigroup/Deutsche Bank Commercial Mortgage
Trust:
Series 2006-CD3, Class A5, 5.62%,
10/15/48		3,890	4,172,603
Series 2007-CD5, Class A4, 5.89%,
8/15/17 (c)		1,250	1,333,876
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4, 5.31%,
12/10/46		3,000	3,128,959
Credit Suisse Mortgage Capital Certificates:
Series 2007-C2, Class A2, 5.45%,
1/15/49 (c)		470	479,188
Series 2007-C3, Class A2, 5.72%,
6/15/39 (c)		448	460,924
Deutsche ALT-A Securities, Inc. Alternate Loan
Trust, Series 2005-1, Class 1A1, 0.76%,
2/25/35 (c)		304	229,139
Extended Stay America Trust:
Series 2010-ESHA, Class A, 2.95%,
11/05/15 (b)		7,488	7,364,382
Series 2010-ESHA, Class C, 4.86%,
11/05/15 (b)		4,000	3,920,523
GE Capital Commercial Mortgage Corp.:
Series 2005-C3, Series A7B 5.04%,
7/10/45 (c)		2,250	2,324,249
Series 2007-C1, Class A2, 5.42%,
12/10/49		3,853	3,930,013
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM, 5.88%,
7/10/38 (c)		1,820	1,874,418
Series 2007-GG11, Class A2, 5.60%,
7/10/13		1,000	1,047,014
GS Mortgage Securities Corp. II,
Series 2010-C2, Class C, 6.20%, 12/10/43		3,200	3,040,320
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2006-CB15, Class A3, 5.82%,
6/12/43		3,720	3,901,811
Series 2007-CB18, Class A3, 5.45%,
6/12/47		3,145	3,258,684
Series 2007-CB19, Class A4, 5.74%,
4/12/17 (c)		570	605,559
Series 2007-LD11, Class A2, 5.80%,
7/15/12 (c)		500	517,817
Series 2010-C2, Class A3, 4.07%,
9/15/20 (b)		1,500	1,426,370
Series 2010-C2, Class C, 5.53%,
10/15/20 (b) (c)		1,615	1,511,373
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class A5, 5.15%,
4/15/30 (c)		3,000	3,147,680
Series 2006-C7, Class AM, 5.38%,
11/15/38		1,000	1,004,994
Series 2007-C1, Class A4, 5.42%,
1/15/17		2,500	2,625,349

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2007-C2, Class A3, 5.43%,
2/15/40	USD	9,110	9,394,215
Series 2007-C6, Class A4, 5.86%,
7/15/40 (c)		2,135	2,243,180
Series 2007-C7, Class A3, 5.87%,
9/15/45 (c)		2,600	2,735,785
Merrill Lynch Mortgage Trust, Series 2007-C1,
Class A4, 5.84%, 6/12/17 (c)		4,583	4,880,788
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (b)(c)		1,950	2,050,328
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		2,000	2,126,416
Series 2007-IQ15, Class A2, 5.84%,
8/11/12 (b)(c)		150	155,907
Morgan Stanley Re-REMIC Trust,
Series 2010-GG10, Class A4A, 5.81%,
8/12/45 (b)(c)		1,030	1,101,324
RBSCF Trust:
Series 2010-MB1, Class C, 4.67%,
4/15/15 (b)(c)		2,000	2,022,251
Series 2010-RR3, Class WBTA, 5.90%,
4/16/17 (b)(c)		1,050	1,110,900
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 5.90%,
7/15/17 (c)		4,280	4,442,104
Series 2007-C34, Class A3, 5.68%,
5/15/46		1,750	1,826,000

			110,749,966

Total Non-Agency Mortgage-Backed Securities – 15.4%			222,327,201

Preferred Securities	Par (000)/ Shares
Capital Trusts
United States – 0.0%
Goldman Sachs Capital II, 5.79% (c)	180	152,550

Preferred Stocks
United States – 0.2%
Citigroup Capital XIII, 0.05%	96	2,583,360

Total Preferred Securities – 0.2%		2,735,910

Taxable Municipal Bonds	Par (000)
Chicago O’Hare International Airport RB, 6.40%,
1/01/40	USD	150	145,861
New York City Municipal Water Finance Authority
RB, 5.72%, 6/15/42		230	229,793
State of California GO:
6.65%, 3/01/22		500	525,290
7.50%, 4/01/34		190	196,576
7.30%, 10/01/39		2,660	2,698,171
7.35%, 11/01/39		2,940	3,000,094
State of Illinois GO, 6.73%, 4/01/35		200	184,508
University of California RB, 5.95%, 5/15/45		1,800	1,672,488

Total Taxable Municipal Bonds – 0.6%			8,652,781

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations – 1.7%
Fannie Mae, Series 2008-57, Class SE, 5.74%,
2/25/37 (c)	USD	19,120	$2,212,152
Ginnie Mae:
Series 2007-59, Class SC, 6.24%,
7/20/37 (c)		24,771	3,181,946
Series 2007-60, Class SK, 5.84%,
10/20/37 (c)		23,781	2,677,678
Series 2008-60, Class LS, 6.14%,
1/20/38 (c)		19,662	2,050,218
Series 2008-6, Class SD, 6.20%,
2/20/38 (c)		15,343	1,943,526
Series 2008-15, Class CI, 6.23%,
2/20/38 (c)		11,587	1,438,579
Series 2008-50, Class SA, 5.97%,
6/20/38 (c)		16,095	1,651,222
Series 2008-51, Class SC, 5.99%,
6/20/38 (c)		43,630	4,935,547
Series 2009-10, Class NS, 6.39%,
2/16/39 (c)		29,579	4,011,378

			24,102,246

Mortgage-Backed Securities – 76.2%
Fannie Mae Mortgage-Backed Securities:
5.00%, 6/01/40-1/01/41 (g)		150,242	157,950,609
4.50%, 12/01/40-1/01/41 (g)		170,000	174,507,056
3.50%, 1/01/41 (g)		22,700	21,671,406
4.00%, 1/01/41 (g)		486,225	483,489,984
5.50%, 1/01/41 (g)		169,900	181,793,000
Freddie Mac Mortgage-Backed Securities,
4.50%, 12/01/40-1/01/41 (g)		76,300	78,231,659

			1,097,643,714

Total U.S. Government Sponsored Agency Securities – 77.9%			1,121,745,960

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.88%, 8/15/40		3,665	3,375,810
4.25%, 11/15/40		11,800	11,608,250
U.S. Treasury Notes:
0.38%, 10/31/12		2,700	2,691,773
0.50%, 11/30/12		26,600	26,565,713
0.75%, 9/15/13		200	199,359
1.25%, 8/31/15-10/31/15 (h)		221,253	214,745,126
1.38%, 11/30/15 (h)		64,059	62,252,344
2.13%, 12/31/15		17,650	17,743,757
3.50%, 5/15/20		325	332,923
2.63%, 8/15/20-11/15/20 (e)(i)		104,938	99,321,714

Total U.S. Treasury Obligations – 30.5%			438,836,769

Total Long-Term Investments (Cost — $2,481,107,998) – 172.9%			2,489,466,458

Short-Term Securities	Par (000)/ Shares
Borrowed Bond Agreements – 1.4%
Bank of America, N.A., 0.05%, Open		3,104	3,103,875
Bank of America, N.A., 0.19%, Open		3,216	3,216,400
Barclays Bank Plc, 0.35%, 1/24/11		10,687	14,281,466

Short-Term Securities
Money Market Funds – 1.2%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (a)(j)		12,007,571	12,007,571

Total Short-Term Securities (Cost – $32,363,976) – 2.3%			32,609,312

Options Purchased	Contracts
Exchange-Traded Put Options Purchased
Newmont Mining Corp., Strike Price USD 60,
Expires 1/22/11		720	67,680

Over-the-Counter Call Options Purchased
CHF Currency, Strike Price EUR 1.25, Expires
2/17/11, Broker, UBS AG		510	136,751
HKD Currency, Strike Price USD 7.70, Expires
11/10/11, Broker, HSBC Securities, Inc.		8,961	41,041

			177,792

Over-the-Counter Put Options Purchased
CHF Currency, Strike Price EUR 1.40, Expires
2/17/11, Broker, Citibank, N.A.		911	244
CHF Currency, Strike Price EUR 1.40, Expires
2/17/11, Broker, Citibank, N.A.		71	19

			263

Over-the-Counter Call Swaptions Purchased	Notional Amount (000)
Receive a fixed rate of 3.115% and pay a floating rate based on 3-month LIBOR,
Expires 11/08/11, Broker, Deutsche Bank AG		9,100	117,747
Receive a fixed rate of 3.360% and pay a floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker, UBS AG		8,000	169,048
Receive a fixed rate of 3.455% and pay a floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker, UBS AG		15,000	353,532
Receive a fixed rate of 3.535% and pay a floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker, Citibank, N.A.		22,000	562,299
Receive a fixed rate of 3.630% and pay a floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker, Deutsche Bank AG		10,900	317,689
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker, Deutsche Bank AG		4,300	150,559
Receive a fixed rate of 4.850% and pay a floating rate based on 3-month LIBOR,
Expires 11/23/20, Broker, UBS AG		7,300	425,614

			2,096,488

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.115% and receive a floating rate based on 3-month LIBOR,
Expires 11/08/11, Broker, Deutsche Bank AG		9,100	650,799
Pay a fixed rate of 3.360% and receive a floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker, UBS AG		8,000	743,038
Pay a fixed rate of 3.455% and receive a floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker, UBS AG		15,000	1,313,674

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	27

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Purchased (concluded)
Pay a fixed rate of 3.535% and receive a floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker, Citibank, N.A.		22,000	$1,130,133
Pay a fixed rate of 3.630% and receive a floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker, Deutsche Bank AG		10,900	512,417
Pay a fixed rate of 3.880% and receive a floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker, Deutsche Bank AG		4,300	390,084
Pay a fixed rate of 4.150% and receive a floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker, Deutsche Bank AG		45,400	416,287
Pay a fixed rate of 4.850% and receive a floating rate based on 3-month LIBOR,
Expires 11/23/20, Broker, UBS AG		7,300	492,274

			5,648,706

Total Options Purchased (Cost — $7,984,170) – 0.5%			7,990,929

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost — $2,521,456,144*) – 175.7%			2,530,066,699

TBA Sale Commitments (g)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/41		22,700	(21,671,406)
4.00%, 1/01/41		376,725	(374,605,922)
4.50%, 1/01/41		205,400	(210,519,271)
5.00%, 1/01/41		212,300	(222,865,531)
5.50%, 1/01/41		169,900	(181,793,000)
Freddie Mac Mortgage-Backed Securities,
4.50%, 1/01/41		76,300	(78,048,616)

Total TBA Sale Commitments
(Proceeds – $1,085,161,813) – (75.7)%			(1,089,503,746)

Options Written	Contracts
Exchange-Traded Call Options Written
Chicago Board Options Exchange Volatility Index,
Strike Price USD 27.50, Expires, 2/16/11		280	(30,800)
U.S. Treasury Note (10 Year), Strike Price USD
124, Expires 2/18/11		149	(41,906)
U.S. Treasury Note (5 Year), Strike Price USD
119.50, Expires 2/18/11		37	(8,672)

			(81,378)

Exchange-Traded Put Options Written
U.S. Treasury Note (10 Year), Strike Price USD
124, Expires 2/18/11		149	(572,719)
U.S. Treasury Note (5 Year), Strike Price USD
119.50, Expires 2/18/11		37	(74,578)

			(647,297)

Over-the-Counter Call Options Written
CHF Currency, Strike Price EUR 1.25, Expires
2/17/11, Broker, Citibank, N.A.		1,021	(273,481)
CHF Currency, Strike Price EUR 1.25, Expires
2/17/11, Broker, Citibank, N.A.		80	(21,434)

Options Written	Contracts
Over-the-Counter Call Options Written (concluded)
HKD Currency, Strike Price USD 7.30, Expires
11/10/11, Broker, HSBC Securities, Inc.		8,961	(2,997)

			(297,912)

CHF Currency, Strike Price EUR 1.40, Expires
2/17/11, Broker, UBS AG		456	(122)

Over-the-Counter Call Swaptions Written	Notional Amount (000)
Pay a fixed rate of 103% CDS on CDX.NA.HY
Series 15 Version 1 and receive a floating
rate based on 3-month LIBOR, Expires 3/16/11, Broker, JPMorgan Chase Bank, N.A.	USD	25,000	(323,216)
Pay a fixed rate of 2.100% and receive a floating rate based on 3-month LIBOR,
Expires 1/06/11, Broker, Citibank, N.A.		10,500	(1)
Pay a fixed rate of 2.795% and receive a floating rate based on 3-month LIBOR,
Expires 2/08/11, Broker, Deutsche Bank AG		18,100	(9,640)
Pay a fixed rate of 3.140% and receive a floating rate based on 3-month LIBOR,
Expires 9/13/11, Broker, UBS AG		25,000	(316,990)
Pay a fixed rate of 3.230% and receive a floating rate based on 3-month LIBOR,
Expires 9/03/13, Broker, Citibank, N.A.	EUR	10,700	(259,552)
Pay a fixed rate of 3.440% and receive a floating rate based on 3-month LIBOR,
Expires 10/21/13, Broker, Deutsche Bank AG		3,500	(108,060)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker, UBS AG	USD	11,000	(362,177)
Pay a fixed rate of 3.825% and receive a floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker, JPMorgan Chase
Bank, N.A.		8,400	(314,112)
Pay a fixed rate of 3.853% and receive a floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker, UBS AG		13,500	(522,037)
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker, Deutsche Bank AG		15,000	(535,821)
Pay a fixed rate of 3.940% and receive a floating rate based on 3-month LIBOR,
Expires 12/13/11, Broker, UBS AG		11,300	(483,269)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker, UBS AG		8,800	(369,531)
Pay a fixed rate of 4.135% and receive a floating rate based on 3-month LIBOR,
Expires 12/07/12, Broker, Citibank, N.A.		7,000	(322,821)
Pay a fixed rate of 4.470% and receive a floating rate based on 3-month LIBOR,
Expires 12/17/12, Broker, Deutsche Bank AG		23,200	(1,407,314)

			(5,334,541)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 1.800% and pay a floating rate based on 3-month LIBOR,
Expires 3/02/11, Broker, Royal Bank of
Scotland Plc		41,800	(1,083,660)

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker, Deutsche Bank AG	USD	10,200	$(208,572)
Receive a fixed rate of 2.795% and pay a floating rate based on 3-month LIBOR, Expires 2/08/11, Broker, Deutsche Bank AG		18,100	(1,020,474)
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month LIBOR, Expires 1/06/11, Broker, Citibank, N.A.		10,500	(271,607)
Receive a fixed rate of 3.140% and pay a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker, UBS AG		25,000	(1,576,285)
Receive a fixed rate of 3.145% and pay a floating rate based on 3-month LIBOR, Expires 1/05/11, Broker, Citibank, N.A.		25,000	(540,353)
Receive a fixed rate of 3.230% and pay a floating rate based on 3-month LIBOR, Expires 9/03/13, Broker, Citibank, N.A.	EUR	10,700	(1,218,737)
Receive a fixed rate of 3.440% and pay a floating rate based on 3-month LIBOR, Expires 10/21/13, Broker, Deutsche Bank AG		3,500	(354,814)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker, UBS AG	USD	11,000	(813,833)
Receive a fixed rate of 3.825% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker, JPMorgan Chase Bank, N.A.		8,400	(333,372)
Receive a fixed rate of 3.853% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker, UBS AG		13,500	(521,084)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker, Deutsche Bank AG		15,000	(1,051,277)
Receive a fixed rate of 3.940% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker, UBS AG		11,300	(400,771)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker, UBS AG		8,800	(557,168)
Receive a fixed rate of 4.135% and pay a floating rate based on 3-month LIBOR, Expires 12/07/12, Broker, Citibank, N.A.		7,000	(412,983)
Receive a fixed rate of 4.470% and pay a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker, Deutsche Bank AG		23,200	(1,092,782)
Receive a fixed rate of 97% CDS on CDX.NA.HY Series 15 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 3/16/11, Broker, JPMorgan Chase Bank, N.A.		25,000	(104,155)

			(11,561,927)

Total Options Written
(Premiums Received – $15,481,992) – (1.2)%			(17,923,177)

Borrowed Bonds	Par (000)
Foreign Government Obligations – (1.0)%
France Government Bond O.A.T.,
3.75%, 4/25/17	EUR	9,850	(13,972,145)
U.S. Treasury Obligations – (0.4)%
U.S. Treasury Bonds,
3.88%, 8/15/40	USD	3,520	(3,242,251)
4.25%, 11/15/40		3,100	(3,049,625)

Total Borrowed Bonds
(Proceeds – $19,930,769) – (1.4)%			(20,264,021)

Total Investments Net of TBA Sale
Commitments, Options Written and
Borrowed Bonds – 97.4%			1,402,375,755
Other Assets in Excess of Liabilities – 2.6%			37,286,269

Net Assets – 100.0%			$1,439,662,024

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,528,928,882

Gross unrealized appreciation	$20,566,687
Gross unrealized depreciation	(19,428,870)

Net unrealized appreciation	$1,137,817

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	29

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased		Shares Sold	Shares Held at December 31, 2010	Value at December 31, 2010	Realized Gain/(Loss)	Income
BlackRock Emerging Market Debt Portfolio, BlackRock Class	67,134	2,585,721		6,004	2,646,851	$27,315,500	$210,585	$687,883
BlackRock Floating Rate Income Portfolio, Institutional Class	–	5,699,687		24,110	5,675,577	$58,344,929	$70,317	$571,917
BlackRock High Yield Bond Portfolio, BlackRock Class	649,382	38,219,127		5,844,750	33,023,759	$253,292,234	$243,830	$6,141,495
BlackRock International Bond Portfolio, BlackRock Class	120,994	1,555,438		1,676,432	–	–	$(653,915)	$51,953
BlackRock Liquidity Funds, TempFund, Institutional Class	–	12,007,571	**	–	12,007,571	$12,007,571	$2,843	$48,808
BlackRock Total Return Fund, BlackRock Class	620,738	32,894,235		33,514,973	–	–	$7,393,321	$3,690,560
iShares JPMorgan USD Emerging Markets Bond Fund	–	264,000		228,500	35,500	$3,801,340	$(196,272)	–

**	Represents net shares purchased.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$17,003,812	$112,219
Barclays Bank Plc	$(14,120,125)	$(295,094)
BNP Paribas	$25,408,719	$(13,484)
Citibank, N.A.	$(59,314,125)	$(1,391,641)
Credit Suisse International	$30,228,828	$585,172
Deutsche Bank AG	$(110,528,672)	$(519,524)
Goldman Sachs Bank USA	$9,322,669	$147,029
JPMorgan Chase Bank, N.A.	$84,804,438	$313,695
Morgan Stanley Capital Services, Inc.	$(62,637,406)	$103,430
Nomura Securities International, Inc.	$(28,852,266)	$319,312
RBC Dain Rauscher, Inc.	$7,276,000	$37,187
UBS AG	$(17,655,000)	$(49,570)
Wells Fargo & Co.	$(44,780,571)	$283,054

(h)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(j)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.22%	12/13/10	Open	$19,932,055	$19,929,741
Credit Suisse International	0.22%	12/13/10	Open	$96,222,296	96,211,125

Total					$116,140,866

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	4,883,307,000	USD	550,000	HSBC Securities, Inc.	1/11/11	$(8,959)
NZD	860,973	USD	630,000	HSBC Securities, Inc.	1/11/11	40,243
NZD	925,030	USD	679,000	HSBC Securities, Inc.	1/11/11	41,110
NZD	1,430,000	USD	1,071,642	HSBC Securities, Inc.	1/11/11	41,572
USD	1,073,000	INR	9,713,332,500	HSBC Securities, Inc.	1/11/11	(3,178)
USD	630,000	INR	5,664,960,000	HSBC Securities, Inc.	1/11/11	2,357
USD	679,000	INR	6,101,494,000	HSBC Securities, Inc.	1/11/11	2,992
USD	550,303	NZD	698,000	HSBC Securities, Inc.	1/11/11	6,930
CNY	32,263,760	USD	4,859,000	HSBC Securities, Inc.	1/18/11	35,307
CNY	27,670,650	USD	4,161,000	HSBC Securities, Inc.	1/18/11	36,547
CAD	3,118,569	AUD	3,165,000	Morgan Stanley Capital Services, Inc.	1/19/11	(93,504)
EUR	866,503	HUF	240,464,721	Deutsche Bank AG	1/19/11	4,318
USD	6,223,710	CAD	6,273,500	Citibank, N.A.	1/19/11	(83,444)
USD	1,784,607	GBP	1,123,500	Citibank, N.A.	1/19/11	33,229
CNY	20,311,236	USD	3,058,000	HSBC Securities, Inc.	1/26/11	24,270
CNY	33,118,680	USD	4,984,000	HSBC Securities, Inc.	1/26/11	39,183
USD	4,315,473	EUR	3,302,500	Citibank, N.A.	1/27/11	(97,480)
USD	222,000	UAH	1,809,300	HSBC Securities, Inc.	1/27/11	(3,153)
USD	110,000	UAH	896,500	HSBC Securities, Inc.	1/27/11	(1,562)
USD	110,000	UAH	890,450	HSBC Securities, Inc.	1/27/11	(810)
USD	100,000	UAH	812,000	HSBC Securities, Inc.	1/27/11	(1,047)
USD	14,024,315	EUR	10,687,000	Deutsche Bank AG	1/28/11	(256,123)
USD	743,353	EUR	568,000	Deutsche Bank AG	1/28/11	(15,634)
EUR	907,000	HUF	251,238,819	Deutsche Bank AG	2/14/11	9,988
EUR	480,000	HUF	137,376,000	Morgan Stanley Capital Services, Inc.	2/14/11	(15,840)

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,119,466	NOK	16,753,000	Citibank, N.A.	2/14/11	$(32,797)
HUF	241,172,787	PLN	3,454,000	Citibank, N.A.	2/14/11	(9,647)
NOK	9,430,000	CZK	28,625,717	Deutsche Bank AG	2/14/11	85,353
NOK	7,921,203	EUR	965,000	Citibank, N.A.	2/14/11	65,121
PLN	3,447,000	EUR	861,291	UBS AG	2/14/11	10,220
RUB	22,462,100	USD	730,000	HSBC Securities, Inc.	2/14/11	2,512
RUB	22,462,313	USD	729,000	HSBC Securities, Inc.	2/14/11	3,518
SEK	7,620,000	CZK	20,065,746	Deutsche Bank AG	2/14/11	60,738
USD	3,447,577	HKD	26,707,000	HSBC Securities, Inc.	2/14/11	10,250
USD	729,000	HUF	148,628,520	HSBC Securities, Inc.	2/14/11	17,980
USD	730,000	HUF	148,409,000	HSBC Securities, Inc.	2/14/11	20,030
USD	336,000	TRY	486,830	Citibank, N.A.	2/14/11	22,392
USD	335,000	TRY	483,539	Citibank, N.A.	2/14/11	23,512
CHF	3,400,000	EUR	2,506,833	Deutsche Bank AG	2/17/11	289,161
CHF	177,000	EUR	134,601	UBS AG	2/17/11	9,578
CHF	6,289,584	EUR	4,800,000	UBS AG	2/17/11	317,570
EUR	366,273	CHF	490,000	UBS AG	2/17/11	(35,000)
EUR	5,000,714	CHF	6,654,000	UBS AG	2/17/11	(439,381)
JPY	34,610,226	KRW	482,605,000	HSBC Securities, Inc.	2/22/11	2,468
JPY	54,149,371	KRW	754,030,000	HSBC Securities, Inc.	2/22/11	4,766
KRW	3,277,542,000	JPY	238,627,011	HSBC Securities, Inc.	2/22/11	(60,841)
USD	1,579,901	JPY	131,713,686	UBS AG	2/23/11	(43,317)
USD	1,020,000	ZAR	7,234,616	Deutsche Bank AG	2/24/11	(69,593)
EUR	4,830,000	USD	6,465,820	BNP Paribas	3/03/11	(12,755)
EUR	2,340,000	USD	3,068,910	Royal Bank of Scotland Plc	3/03/11	57,419
EUR	4,360,000	USD	5,742,491	Royal Bank of Scotland Plc	3/03/11	82,636
EUR	2,340,000	USD	3,055,408	UBS AG	3/03/11	70,921
USD	3,082,927	EUR	2,340,000	Citibank, N.A.	3/03/11	(43,403)
USD	3,120,729	EUR	2,340,000	Citibank, N.A.	3/03/11	(5,600)
USD	3,238,334	EUR	2,450,000	Deutsche Bank AG	3/03/11	(34,959)
USD	5,724,375	EUR	4,360,000	Goldman Sachs Bank USA	3/03/11	(100,752)
USD	3,106,752	EUR	2,340,000	Goldman Sachs Bank USA	3/03/11	(19,577)
USD	3,111,280	EUR	2,340,000	Goldman Sachs Bank USA	3/03/11	(15,049)
NOK	18,871,000	EUR	2,348,428	Royal Bank of Scotland Plc	3/07/11	85,992
MXN	13,534,541	CAD	1,090,000	UBS AG	3/22/11	(5,131)
CNY	29,875,000	USD	4,441,719	HSBC Securities, Inc.	7/27/11	101,746
USD	6,306,380	CNY	42,251,485	HSBC Securities, Inc.	7/27/11	(119,332)
USD	1,314,000	CNY	8,772,264	HSBC Securities, Inc.	7/27/11	(20,108)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,930,000	CNY	12,935,825	HSBC Securities, Inc.	7/27/11	$(37,313)
USD	1,178,804	CNY	7,786,000	HSBC Securities, Inc.	7/27/11	(5,310)

Total						$(28,670)

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
167	U.S. Treasury Notes (2 Year)	Chicago Board Options	March 2011	$36,557,344	$30,412
2	Euro Dollar Futures	Chicago Mercantile	December 2013	$485,575	656

Total					$31,068

•	Financial futures contracts sold as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
500	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2011	$58,859,375	$(15,619)
2,274	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2011	$273,874,875	(1,470,113)
293	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2011	$35,782,625	(293,604)
115	Ultra Treasury Bonds	Chicago Board Options	March 2011	$14,615,781	(59,160)
146	Euro Dollar Futures	Chicago Mercantile	March 2011	$36,366,775	(24,578)
146	Euro Dollar Futures	Chicago Mercantile	June 2011	$36,339,400	(26,990)
129	Euro Dollar Futures	Chicago Mercantile	September 2011	$32,071,012	(13,902)
88	Euro Dollar Futures	Chicago Mercantile	December 2011	$21,839,400	5,601
93	Euro Dollar Futures	Chicago Mercantile	March 2012	$23,029,125	27,578
93	Euro Dollar Futures	Chicago Mercantile	June 2012	$22,966,350	59,566
78	Euro Dollar Futures	Chicago Mercantile	September 2012	$19,208,475	83,410
7	Euro Dollar Futures	Chicago Mercantile	December 2012	$1,718,763	9,995
56	Euro Dollar Futures	Chicago Mercantile	March 2013	$13,710,900	92,299

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	31

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
56	Euro Dollar Futures	Chicago Mercantile	June 2013	$13,671,000	$106,374
38	Euro Dollar Futures	Chicago Mercantile	September 2013	$9,251,100	53,893

Total					$(1,465,250)

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.63%(a)	3-month LIBOR	Credit Suisse International	11/26/12	USD	77,600	$144,946
0.62%(a)	3-month LIBOR	Deutsche Bank AG	11/26/12	USD	68,000	132,558
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	13,800	(35,987)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	15,600	(79,188)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	20,000	(4,922)
1.40%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/24/14	USD	8,800	(114,623)
1.32%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/22/15	USD	5,500	(185,615)
1.35%(b)	3-month LIBOR	Credit Suisse International	10/25/15	USD	4,400	(143,232)
1.39%(b)	3-month LIBOR	Deutsche Bank AG	10/27/15	USD	5,400	(168,016)
1.74%(a)	3-month LIBOR	Credit Suisse International	12/02/15	USD	8,910	157,993
1.94%(a)	3-month LIBOR	Credit Suisse International	12/06/15	USD	620	5,232
2.22%(a)	3-month LIBOR	Deutsche Bank AG	12/17/15	USD	13,200	(51,530)
2.36%(b)	3-month LIBOR	Deutsche Bank AG	12/17/15	USD	9,600	101,515
2.09%(a)	3-month LIBOR	Citibank, N.A.	12/22/15	USD	18,000	50,166
2.34%(a)	3-month LIBOR	Deutsche Bank AG	12/31/15	USD	8,700	(71,996)
2.59%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/25/20	USD	7,500	461,957
2.62%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/26/20	USD	6,000	354,093
2.61%(a)	3-month LIBOR	Royal Bank of Scotland Plc	10/26/20	USD	7,400	441,600
2.79%(a)	3-month LIBOR	Deutsche Bank AG	10/29/20	USD	1,500	67,031
4.25%(b)	3-month LIBOR	Citibank, N.A.	11/02/20	USD	9,500	(215,657)
2.83%(a)	3-month LIBOR	UBS AG	11/12/20	USD	7,300	310,195
2.85%(b)	3-month LIBOR	Deutsche Bank AG	11/16/20	USD	5,400	(222,410)
2.97%(a)	3-month LIBOR	Citibank, N.A.	11/17/20	USD	10,500	324,186
3.03%(a)	3-month LIBOR	Deutsche Bank AG	11/17/20	USD	3,500	90,755
2.98%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	11/17/20	USD	4,200	124,584
3.03%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/20	USD	3,500	89,218
2.99%(a)	3-month LIBOR	Deutsche Bank AG	12/01/20	USD	3,100	94,789
2.92%(a)	3-month LIBOR	Credit Suisse International	12/02/20	USD	19,990	739,620
3.17%(a)	3-month LIBOR	Credit Suisse International	12/06/20	USD	1,720	26,229
3.20%(a)	3-month LIBOR	Deutsche Bank AG	12/07/20	USD	2,100	26,755
3.18%(a)	3-month LIBOR	Royal Bank of Scotland Plc	12/07/20	USD	5,100	76,734
3.10%(a)	3-month LIBOR	UBS AG	12/07/20	USD	14,000	304,283
3.39%(a)	3-month LIBOR	UBS AG	12/10/20	USD	3,600	(11,263)
3.42%(a)	3-month LIBOR	Royal Bank of Scotland Plc	12/14/20	USD	5,300	(29,197)
3.66%(b)	3-month LIBOR	Citibank, N.A.	12/17/20	USD	20,600	539,233
3.57%(a)	3-month LIBOR	Citibank, N.A.	12/17/20	USD	8,200	(151,806)
3.60%(b)	3-month LIBOR	Citibank, N.A.	12/17/20	USD	1,900	39,751
3.59%(a)	3-month LIBOR	Credit Suisse International	12/17/20	USD	7,400	(145,097)
3.66%(a)	3-month LIBOR	Deutsche Bank AG	12/20/20	USD	2,100	(54,156)
3.43%(b)	3-month LIBOR	Citibank, N.A.	12/21/20	USD	4,600	24,577
3.49%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	12/21/20	USD	8,800	95,940
3.34%(b)	3-month LIBOR	Citibank, N.A.	12/22/20	USD	9,900	(24,069)
3.38%(b)	3-month LIBOR	Citibank, N.A.	12/22/20	USD	3,500	4,513
3.43%(a)	3-month LIBOR	Credit Suisse International	12/22/20	USD	5,800	(32,409)
3.44%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/23/20	USD	8,600	51,116
3.39%(b)	3-month LIBOR	Deutsche Bank AG	12/24/20	USD	6,800	13,141
3.16%(b)	3-month LIBOR	Deutsche Bank AG	12/31/20	USD	13,900	(204,978)

Total						$2,946,559

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank, N.A.	3/20/13	USD	4,520	$(358,533)
Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD	4,520	(426,256)
General Electric Capital Corp.	1.00%	Barclays Bank Plc	12/20/15	USD	2,000	(46,885)
Hartford Financial Services Group, Inc.	1.00%	Citibank N.A.	12/20/15	USD	2,000	(47,090)
MGIC Investment Corp.	5.00%	Citibank, N.A.	12/20/15	USD	2,710	(205,686)
Wells Fargo & Co.	1.00%	Credit Suisse International	12/20/15	USD	4,000	(35,466)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/15	USD	4,000	(30,296)
Nexen, Inc.	1.00%	Deutsche Bank AG	12/20/15	USD	1,000	(4,440)
The PMI Group, Inc.	5.00%	Citibank, N.A.	9/20/16	USD	4,520	(205,625)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	10,000	(247,417)

Total						$(1,607,694)

•	Credit default swaps on traded indexes - buy protection outstanding as of December 31, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 15 Version 1	5.00%	Citibank, N.A.	12/20/15	USD	12,000	$(440,232)
CDX.NA.HY Series 15 Version 1	5.00%	Credit Suisse International	12/20/15	USD	36,000	(685,696)
CDX.NA.IG Series 15 Version 1	1.00%	Credit Suisse International	12/20/15	USD	4,555	(23,461)
CDX.NA.IG Series 15 Version 1	1.00%	Credit Suisse International	12/20/15	USD	12,500	13,105
CDX.EM Series 14 Version 1	5.00%	Deutsche Bank AG	12/20/15	USD	20,000	(258,274)
CDX.NA.HY Series 15 Version 1	5.00%	Deutsche Bank AG	12/20/15	USD	12,500	(458,575)
CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	4,500	(49,112)
CDX.NA.IG Series 15 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	1,000	(5,696)
CDX.NA.IG Series 15 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	2,000	(12,479)

Total						$(1,920,420)

•	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
MBIA Insurance Corp.	5.00%	Citibank, N.A.	12/20/12	B	USD	2,000	$92,188
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/12	B	USD	3,000	(101,717)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/12	B	USD	2,000	(87,811)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/12	B	USD	1,000	(9,183)
Boyd Gaming Corp.	5.00%	Deutsche Bank AG	12/20/14	CCC+	USD	1,200	62,065
Boyd Gaming Corp.	5.00%	Morgan Stanley Capital Services, Inc.	12/20/14	CCC+	USD	1,000	16,998
Ford Motor Co.	5.00%	Barclays Bank Plc	12/20/15	B	USD	2,000	73,911
Macys Retail Holdings, Inc.	1.00%	Barclays Bank Plc	12/20/15	BB+	USD	2,000	34,972
Assured Guaranty Corp.	5.00%	Citibank, N.A.	12/20/15	AA+	USD	1,250	(51,358)
Block Financial LLC	5.00%	Citibank, N.A.	12/20/15	BBB	USD	2,000	(68,444)
MDC Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB-	USD	8,000	150,309
Assured Guaranty Corp.	5.00%	JPMorgan Chase Bank, N.A.	12/20/15	AA+	USD	2,000	(91,894)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	33

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
McClatchy Co.	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	CCC+	USD	2,000	$157,561

Total							$177,597

•	Credit default swaps on traded indexes - sold protection outstanding as of December 31, 2010 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 15 Version 1	1.00%	Credit Suisse International	12/20/15	BBB+	USD	25,000	$352,727

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Total return swaps outstanding as of December 31, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
–	Credit Suisse International	12/20/19	USD	22,523	$340,566	[1]
–	Credit Suisse International	12/20/19	USD	10,854	227,974	[2]
–	Credit Suisse International	12/20/19	USD	16,181	36,836	[3]
6.50%	Credit Suisse International	1/12/38	USD	10,980	(102,265)[4]

Total					$503,111

[1]	Based on the fixed volatility of 33.30% of the S&P 500 Index.
[2]	Based on the fixed volatility of 34.55% of the S&P 500 Index.
[3]	Based on the fixed volatility of 30.90% of the S&P 500 Index.
[4]	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Affiliated Investment Companies	$338,952,663	–	–	$338,952,663
Asset-Backed Securities	–	$74,996,787	$14,439,263	89,436,050
Collateralized Debt Obligations	–	–	5,719,573	5,719,573
Common Stocks	6,687,628	–	–	6,687,628
Corporate Bonds	–	173,389,235	6,230,000	179,619,235
Exchange-Traded Funds	7,417,848	–	–	7,417,848
Floating Rate Loan Interests	–	34,189,546	1,519,687	35,709,233
Foreign Agency Obligations	–	10,351,101	–	10,351,101
Foreign Government Obligations	–	21,274,506	–	21,274,506
Non-Agency Mortgage-Backed Securities	–	219,286,881	3,040,320	222,327,201
Preferred Securities	2,583,360	152,550	–	2,735,910
Taxable Municipal Bonds	–	8,652,781	–	8,652,781
U.S. Government Sponsored Agency Securities	–	1,121,745,960	–	1,121,745,960
U.S. Treasury Obligations	–	438,836,769	–	438,836,769
Short-Term Securities	12,007,571	20,601,741	–	32,609,312
Liabilities:
Investments in Securities:
Borrowed bond agreements	–	(20,264,021)	–	(20,264,021)
TBA Sale Commitments	–	(1,089,503,746)	–	(1,089,503,746)

Total	$367,649,070	$1,013,710,090	$30,948,843	$1,412,308,003

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2010

Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit contracts	–	$953,836	–	$953,836
Equity contracts	$67,680	–	$605,376	673,056
Foreign currency exchange contracts	24,270	1,815,714	–	1,839,984
Interest rate contracts	469,784	12,637,904	–	13,107,688
Liabilities:
Credit contracts	–	(3,951,626)	–	(3,951,626)
Equity contracts	(30,800)	–	–	(30,800)
Foreign currency exchange contracts	–	(1,988,633)	–	(1,988,633)
Interest rate contracts	(2,601,841)	(18,415,248)	(529,636)	(21,546,725)

Total	$(2,070,907)	$(8,948,053)	$75,740	$(10,943,220)

[1]

Derivative financial instruments are options purchased, options written, foreign currency exchange contracts, financial futures contracts and swaps. Foreign currency exchange contracts, financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Corporate Bonds	Total
Balance, as of December 31, 2009	–	–	–	–
Accrued discounts/premiums	$(2,322)	$2,706	$6,096	$6,480
Change in unrealized appreciation/depreciation[2]	(127,244)	1,316	(46,096)	(172,024)
Purchases	14,568,829	5,715,551	6,270,000	26,554,380
Sales	–	–	–	–
Transfers in3	–	–	–	–
Transfers out[3]	–	–	–	–

Balance, as of December 31, 2010	$14,439,263	$5,719,573	$6,230,000	$26,388,836

	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Balance, as of December 31, 2009	–	–	–
Accrued discounts/premiums	$(60)	$98	$38
Change in unrealized appreciation/depreciation[2]	997	74,325	75,322
Purchases	1,518,750	2,965,897	4,484,647
Sales	–	–	–
Transfers in3	–	–	–
Transfers out[3]	–	–	–

Balance, as of December 31, 2010	$1,519,687	$3,040,320	$4,560,007

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $(96,702).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Equity Contracts	Interest Rate Contracts	Total
Balance, as of December 31, 2009	–	–	–
Accrued discounts/premiums	–	–	–
Change in unrealized appreciation/depreciation[4]	$(48,952,211)	$(12,090,389)	$(61,042,600)
Purchases	49,557,587	11,560,753	61,118,340
Sales	–	–	–
Transfers in5	–	–	–
Transfers out[5]	–	–	–

Balance, as of December 31, 2010	$605,376	$(529,636)	$75,740

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on options and swaps still held at December 31, 2010 was $(61,042,600).

[5]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	35

Statements of Assets and Liabilities

December 31, 2010	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Assets
Investments at value – unaffiliated[1]	$47,017,794	$264,934,492	$2,175,305,125
Investments at value – affiliated[2]	–	6,736,067	354,761,574
Cash	1,483	–	9,094,961
Cash held as collateral for financial futures contracts	–	1,669,000	807,560
Cash held as collateral for swaps	–	600,000	–
Foreign currency at value[3]	268,374	8,121,310	276,873
Interest receivable	879,835	3,133,890	8,824,921
Capital shares sold receivable	228,158	452,276	15,963,968
Unrealized appreciation on foreign currency exchange contracts	190,325	1,794,818	1,661,929
Unrealized appreciation on swaps	65,724	566,205	6,451,922
Receivable from advisor	2,420	–	82,625
Margin variation receivable	–	62,994	62,296
Dividends receivable – affiliated	–	528	17,096
TBA sale commitments receivable	–	–	1,085,161,813
Investments sold receivable	–	–	18,532,244
Prepaid expenses	30,886	51,604	181,651

Total assets	48,684,999	288,123,184	3,677,186,558

Liabilities
Unrealized depreciation on foreign currency exchange contracts	238,321	2,068,326	1,690,599
Income dividends payable	32,618	242,835	1,338,039
Capital shares redeemed payable	15,139	780,451	7,734,421
Swap premiums received	11,700	31,545	5,007,772
Unrealized depreciation on swaps	8,854	335,389	6,000,042
Investment advisory fees payable	8,475	154,326	185,006
Service and distribution fees payable	7,846	43,265	332,087
Officer’s and Trustees’ fees payable	4,777	6,115	9,084
Other affiliates payable	1,612	18,703	38,902
Margin variation payable	–	173,115	1,537,082
TBA sale commitments at value[4]	–	–	1,089,503,746
Investments purchased payable	–	–	966,290,542
Reverse repurchase agreements	–	–	116,140,866
Borrowed bonds[5]	–	–	20,264,021
Options written at value[6]	–	–	17,923,177
Interest payable	–	–	2,293,072
Cash collateral received for swap contracts	–	–	1,000,000
Other accrued expenses payable	64,690	237,419	236,076

Total liabilities	394,032	4,091,489	2,237,524,534

Net Assets	$48,290,967	$284,031,695	$1,439,662,024

Net Assets Consist of
Paid-in capital	$46,692,991	$296,449,641	$1,436,693,949
Undistributed (distributions in excess of) net investment income	63,947	(2,187,109)	3,190,755
Accumulated net realized loss	(27,590)	(24,896,470)	(740,780)
Net unrealized appreciation	1,561,619	14,665,633	518,100

Net Assets	$48,290,967	$284,031,695	$1,439,662,024

[1] Investments at cost – unaffiliated	$45,469,962	$251,148,745	$2,176,328,801
[2] Investments at cost – affiliated	–	$6,736,067	$345,127,343
[3] Foreign currency at cost	$263,777	$7,969,288	$268,242
[4] Proceeds from TBA sale commitments	–	–	$1,085,161,813
[5] Proceeds received from borrowed bond agreements	–	–	$19,930,769
[6] Premiums received	–	–	$15,481,992

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2010

Statements of Assets and Liabilities (concluded)

December 31, 2010	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Net Asset Value
BlackRock
Net assets	$27,320,815	$21,407,035	–

Shares outstanding[8]	2,647,766	2,028,776	–

Net asset value	$10.32	$10.55	–

Institutional
Net assets	$4,563,397	$145,720,210	$618,274,320

Shares outstanding[8]	442,208	13,826,201	62,060,441

Net asset value	$10.32	$10.54	$9.96

Service
Net assets	–	$18,795,832	–

Shares outstanding[8]	–	1,780,298	–

Net asset value	–	$10.56	–

Investor A
Net assets	$8,863,801	$69,695,051	$530,319,654

Shares outstanding[8]	859,414	6,597,391	53,234,141

Net asset value	$10.31	$10.56	$9.96

Investor B
Net assets	–	$2,988,638	–

Shares outstanding[8]	–	282,861	–

Net asset value	–	$10.57	–

Investor C
Net assets	$7,542,954	$25,424,929	$291,068,050

Shares outstanding[8]	731,278	2,410,356	29,245,086

Net asset value	$10.31	$10.55	$9.95

[8]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	37

Statements of Operations

Year Ended December 31, 2010	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Investment Income
Interest	$2,046,929	$10,512,008	$12,196,296
Dividends – affiliated	–	10,475	11,192,616
Dividends	–	–	112,195

Total income	2,046,929	10,522,483	23,501,107

Expenses
Investment advisory	206,122	1,794,010	1,607,237
Professional	82,768	99,631	79,827
Service and distribution – class specific	68,544	605,702	1,552,666
Registration	52,572	77,108	211,711
Custodian	30,242	97,974	70,712
Administration	25,765	244,638	340,343
Officer and Trustees	15,131	26,584	27,791
Transfer agent – class specific	13,488	446,960	136,103
Administration – class specific	8,569	81,608	119,033
Printing	8,497	110,312	59,646
Miscellaneous	11,169	47,956	15,573
Recoupment of past waived fees – class specific	–	22,155	–

Total expenses excluding interest expense	522,867	3,654,638	4,220,642
Interest expense[1]	–	–	48,538

Total expenses	522,867	3,654,638	4,269,180
Less fees waived by advisor	(132,560)	(14,572)	(730,567)
Less administration fees waived	(2,748)	–	(18,197)
Less administration fees waived – class specific	(5,482)	(33,191)	(84,119)
Less transfer agent fees waived – class specific	(468)	(934)	(4,276)
Less transfer agent fees reimbursed – class specific	(2,993)	(28,858)	(105,536)
Less fees paid indirectly	(3,616)	(282)	(197)
Less expenses reimbursed by advisor	(2,179)	–	(26,543)

Total expenses after fees waived, reimbursed and paid indirectly	372,821	3,576,801	3,299,745

Net investment income	1,674,108	6,945,682	20,201,362

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	700,686	3,191,172	(713,874)
Investments – affiliated	–	–	6,197,971
Capital gain distributions received from affiliated underlying funds	–	–	872,738
Securities sold short	–	–	32,399
Options written	84,869	139,780	1,610,363
Financial futures contracts	(19,465)	(613,386)	9,558,469
Swaps	516,119	(1,185,725)	1,414,898
Foreign currency transactions	(241,532)	2,224,641	894,337
Payment from affiliate	–	–	255,901

	1,040,677	3,756,482	20,123,202

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	756,247	1,113,055	(5,365,609)
Investments – affiliated	–	–	8,948,246
Options written	(32,203)	(42,943)	(2,441,185)
Financial futures contracts	(8,633)	399,808	(1,434,182)
Borrowed bonds	–	–	(333,252)
Swaps	71,031	898,687	451,880
Foreign currency transactions	(38,588)	771,476	6,217

	747,854	3,140,083	(167,885)

Total realized and unrealized gain	1,788,531	6,896,565	19,955,317

Net Increase in Net Assets Resulting from Operations	$3,462,639	$13,842,247	$40,156,679

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2010

Statements of Changes in Net Assets

	BlackRock Emerging Market Debt Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$1,674,108	$707,261
Net realized gain (loss)	1,040,677	(216,943)
Net change in unrealized appreciation/depreciation	747,854	1,995,166

Net increase in net assets resulting from operations	3,462,639	2,485,484

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(1,025,073)	(505,910)
Institutional	(153,532)	(59,093)
Investor A	(291,996)	(56,538)
Investor C	(218,509)	(41,822)
Tax return of capital:
BlackRock	–	(22,529)
Institutional	–	(2,630)
Investor A	–	(2,518)
Investor C	–	(1,862)
Net realized gain:
BlackRock	(210,493)	–
Institutional	(35,899)	–
Investor A	(66,054)	–
Investor C	(56,701)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(2,058,257)	(692,902)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	28,954,709	7,348,674

Redemption Fees
Redemption fees	2,425	1,640

Net Assets
Total increase in net assets	30,361,516	9,142,896
Beginning of year	17,929,451	8,786,555

End of year	$48,290,967	$17,929,451

Undistributed (distributions in excess of) net investment income	$63,947	$(67,675)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	39

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income	$6,945,682	$7,923,480	$20,201,362	$553,368
Net realized gain	3,756,482	5,092,887	20,123,202	653,903
Net change in unrealized appreciation/depreciation	3,140,083	4,875,565	(167,885)	1,005,631

Net increase in net assets resulting from operations	13,842,247	17,891,932	40,156,679	2,212,902

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(1,405,521)	(3,685,921)	–	–
Institutional	(7,629,390)	(14,634,099)	(8,084,694)	(38,557)
Service	(1,277,376)	(3,762,496)	–	–
Investor A	(3,909,039)	(9,299,636)	(6,910,674)	(105,552)
Investor B	(137,415)	(493,907)	–	–
Investor C	(1,092,298)	(2,405,737)	(3,656,051)	(409,259)
Net realized gain:
Institutional	–	–	(8,258,345)	–
Investor A	–	–	(7,382,474)	–
Investor C	–	–	(4,167,303)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(15,451,039)	(34,281,796)	(38,459,541)	(553,368)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(91,302,805)	(36,933,857)	1,424,878,882	7,756,458

Redemption Fees
Redemption fees	5,491	21,567	111,695	1,576

Net Assets
Total increase (decrease) in net assets	(92,906,106)	(53,302,154)	1,426,687,715	9,417,568
Beginning of year	376,937,801	430,239,955	12,974,309	3,556,741

End of year	$284,031,695	$376,937,801	$1,439,662,024	$12,974,309

Undistributed (distributions in excess of) net investment income	$(2,187,109)	$2,250,048	$3,190,755	$–

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2010

Financial Highlights	BlackRock Emerging Market Debt Portfolio

	BlackRock Shares			Institutional Shares
	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008
	2010	2009		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$ 9.83	$ 8.39	$10.00	$ 9.83	$8.39	$10.00

Net investment income[2]	0.53	0.54	0.48	0.52	0.56	0.49
Net realized and unrealized gain (loss)[3]	0.58	1.43	(1.61)	0.58	1.41	(1.64)

Net increase (decrease) from investment operations	1.11	1.97	(1.13)	1.10	1.97	(1.15)

Dividends and distributions from:
Net investment income	(0.54)	(0.51)	(0.48)	(0.53)	(0.52)	(0.46)
Tax return of capital	–	(0.02)	–	–	(0.01)	–
Net realized gain	(0.08)	–	–	(0.08)	–	–

Total dividends and distributions	(0.62)	(0.53)	(0.48)	(0.61)	(0.53)	(0.46)

Net asset value, end of period	$ 10.32	$ 9.83	$ 8.39	$10.32	$9.83	$ 8.39

Total Investment Return[4,5]
Based on net asset value	11.51%	24.13%	(11.59)%[6]	11.45%	24.06%	(11.70)%[6]

Ratios to Average Net Assets
Total expenses	1.28%	2.29%[7]	3.42%[7,8]	1.35%	2.19%[7]	4.38%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%	0.85%	0.84%[8]	0.91%	0.89%	0.96%[8]

Net investment income	5.11%	5.90%	5.63%[8]	5.04%	5.87%	6.36%[8]

Supplemental Data
Net assets, end of period (000)	$27,321	$10,435	$8,341	$4,563	$2,522	$ 220

Portfolio turnover	164%	109%	89%	164%	109%	89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	41

Financial Highlights (continued)	BlackRock Emerging Market Debt Portfolio

	Investor A Shares			Investor C Shares
	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008
	2010	2009		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.82	$8.38	$10.00	$9.82	$8.38	$10.00

Net investment income[2]	0.49	0.53	0.45	0.42	0.46	0.41
Net realized and unrealized gain (loss)[3]	0.58	1.41	(1.62)	0.58	1.41	(1.65)

Net increase (decrease) from investment operations	1.07	1.94	(1.17)	1.00	1.87	(1.24)

Dividends and distributions from:
Net investment income	(0.50)	(0.49)	(0.45)	(0.43)	(0.42)	(0.38)
Tax return of capital	–	(0.01)	–	–	(0.01)	–
Net realized gain	(0.08)	–	–	(0.08)	–	–

Total dividends and distributions	(0.58)	(0.50)	(0.45)	(0.51)	(0.43)	(0.38)

Net asset value, end of period	$10.31	$9.82	$8.38	$10.31	$9.82	$8.38

Total Investment Return[4,5]
Based on net asset value	11.13%	23.75%	(11.99)%[6]	10.33%	22.84%	(12.61)%[6]

Ratios to Average Net Assets
Total expenses	1.67%	2.42%[7]	4.04%[7,8]	2.36%	3.22%[7]	4.62%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	1.20%	1.16%	1.18%[8]	1.93%	1.89%	1.90%[8]

Net investment income	4.72%	5.54%	5.38%[8]	4.05%	4.76%	4.82%[8]

Supplemental Data
Net assets, end of period (000)	$8,864	$2,028	$73	$7,543	$2,945	$152

Portfolio turnover	164%	109%	89%	164%	109%	89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[8]	Annualized.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2010

Financial Highlights (continued)	BlackRock International Bond Portfolio

	BlackRock Shares
	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.95	$11.20	$11.57	$10.98	$11.13

Net investment income[1]	0.26	0.25	0.09	0.40	0.35	0.33
Net realized and unrealized gain (loss)[2]	0.30	0.36	0.55	(0.38)	0.57	(0.18)

Net increase from investment operations	0.56	0.61	0.64	0.02	0.92	0.15

Dividends from net investment income	(0.56)	(1.01)	(0.89)	(0.39)	(0.33)	(0.30)

Net asset value, end of period	$10.55	$10.55	$10.95	$11.20	$11.57	$10.98

Total Investment Return[3,4]
Based on net asset value	5.54%	6.13%	5.70%[5]	0.04%	8.56%[6]	1.44%

Ratios to Average Net Assets
Total expenses	0.80%	0.81%	0.81%[7]	0.77%	0.75%	0.81%

Total expenses excluding recoupment of past waived fees	0.80%	0.81%	0.81%[7]	0.77%	0.75%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%	0.78%	0.79%[7]	0.77%	0.75%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%	0.78%	0.78%[7]	0.76%	0.75%	0.77%

Net investment income	2.46%	2.36%	3.11%[7]	3.34%	3.18%	3.05%

Supplemental Data
Net assets, end of period (000)	$21,407	$38,965	$62,415	$67,594	$87,530	$144,623

Portfolio turnover	82%	172%[8]	25%[9]	151%[10]	77%	148%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	43

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional Shares
	Year Ended December 31, 2010		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.94	$11.19	$11.56	$10.96	$11.13

Net investment income[1]	0.24	0.24	0.08	0.40	0.35	0.32
Net realized and unrealized gain (loss)[2]	0.31	0.36	0.56	(0.38)	0.58	(0.20)

Net increase from investment operations	0.55	0.60	0.64	0.02	0.93	0.12

Dividends from net investment income	(0.55)	(1.00)	(0.89)	(0.39)	(0.33)	(0.29)

Net asset value, end of period	$10.54	$10.54	$10.94	$11.19	$11.56	$10.96

Total Investment Return[3,4]
Based on net asset value	5.42%	6.06%	5.71%[5]	0.02%	8.64%[6]	1.15%

Ratios to Average Net Assets
Total expenses	0.92%	0.89%	0.83%[7]	0.79%	0.77%	0.89%

Total expenses excluding recoupment of past waived fees	0.92%	0.89%	0.83%[7]	0.79%	0.77%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%	0.86%	0.83%[7]	0.79%	0.77%	0.87%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%	0.86%	0.82%[7]	0.79%	0.77%	0.87%

Net investment income	2.33%	2.30%	3.07%[7]	3.32%	3.19%	2.93%

Supplemental Data
Net assets, end of period (000)	$145,720	$155,656	$175,123	$180,834	$213,262	$229,648

Portfolio turnover	82%	172%[8]	25%[9]	151%[10]	77%	148%

	Service Shares
	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.96	$11.21	$11.58	$10.98	$11.14

Net investment income[1]	0.21	0.21	0.08	0.36	0.32	0.29
Net realized and unrealized gain (loss)[2]	0.32	0.35	0.56	(0.38)	0.58	(0.19)

Net increase (decrease) from investment operations	0.53	0.56	0.64	(0.02)	0.90	0.10

Dividends from net investment income	(0.52)	(0.97)	(0.89)	(0.35)	(0.30)	(0.26)

Net asset value, end of period	$10.56	$10.55	$10.96	$11.21	$11.58	$10.98

Total Investment Return[3,4]
Based on net asset value	5.23%	5.64%	5.71%[5]	(0.30)%	8.32%[6]	0.93%

Ratios to Average Net Assets
Total expenses	1.17%	1.16%	1.12%[7]	1.11%	1.05%	1.20%

Total expenses excluding recoupment of past waived fees	1.17%	1.16%	1.12%[7]	1.11%	1.05%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.16%	1.15%	1.12%[7]	1.11%	1.05%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.16%	1.15%	1.11%[7]	1.11%	1.05%	1.18%

Net investment income	2.06%	2.01%	2.78%[7]	2.99%	2.90%	2.62%

Supplemental Data
Net assets, end of period (000)	$18,796	$40,084	$45,545	$50,020	$70,819	$73,139

Portfolio turnover	82%	172%[8]	25%[9]	151%[10]	77%	148%

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	DECEMBER 31, 2010

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A Shares
	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,

	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.96	$11.21	$11.57	$10.98	$11.14

Net investment income[1]	0.21	0.21	0.08	0.35	0.31	0.29
Net realized and unrealized gain (loss)[2]	0.31	0.36	0.55	(0.36)	0.57	(0.19)

Net increase (decrease) from investment operations	0.52	0.57	0.63	(0.01)	0.88	0.10

Dividends from net investment income	(0.52)	(0.97)	(0.88)	(0.35)	(0.29)	(0.26)

Net asset value, end of period	$10.56	$10.56	$10.96	$11.21	$11.57	$10.98

Total Investment Return[3,4]
Based on net asset value	5.11%	5.70%	5.68%[5]	(0.29)%	8.13%[6]	0.93%

Ratios to Average Net Assets
Total expenses	1.24%	1.26%	1.25%[7]	1.19%	1.22%	1.39%

Total expenses excluding recoupment of past waived fees	1.22%	1.26%	1.25%[7]	1.19%	1.22%	1.39%

Total expenses after fees waived, reimbursed and paid indirectly	1.20%	1.19%	1.19%[7]	1.17%	1.16%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%	1.19%	1.19%[7]	1.17%	1.16%	1.18%

Net investment income	2.03%	1.96%	2.75%[7]	2.90%	2.79%	2.64%

Supplemental Data
Net assets, end of period (000)	$69,695	$106,609	$106,247	$138,912	$110,810	$141,130

Portfolio turnover	82%	172%[8]	25%[9]	151%[10]	77%	148%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	45

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor B Shares
	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,

	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.96	$11.21	$11.58	$10.98	$11.14

Net investment income[1]	0.12	0.11	0.05	0.25	0.22	0.20
Net realized and unrealized gain (loss)[2]	0.31	0.36	0.56	(0.37)	0.57	(0.19)

Net increase (decrease) from investment operations	0.43	0.47	0.61	(0.12)	0.79	0.01

Dividends from net investment income	(0.42)	(0.87)	(0.86)	(0.25)	(0.19)	(0.17)

Net asset value, end of period	$10.57	$10.56	$10.96	$11.21	$11.58	$10.98

Total Investment Return[3,4]
Based on net asset value	4.25%	4.78%	5.46%[5]	(1.18)%	7.30%[6]	0.10%

Ratios to Average Net Assets
Total expenses	2.09%	2.09%	2.02%[7]	2.00%	2.01%	2.03%

Total expenses excluding recoupment of past waived fees	2.09%	2.09%	2.02%[7]	2.00%	2.01%	2.03%

Total expenses after fees waived, reimbursed and paid indirectly	2.09%	2.08%	2.02%[7]	2.00%	2.01%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.09%	2.08%	2.02%[7]	2.00%	2.01%	2.02%

Net investment income	1.13%	1.08%	1.88%[7]	2.11%	1.96%	1.79%

Supplemental Data
Net assets, end of period (000)	$2,989	$5,132	$8,376	$9,347	$12,539	$15,475

Portfolio turnover	82%	172%[8]	25%[9]	151%[10]	77%	148%

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	DECEMBER 31, 2010

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor C Shares
	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,

	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.95	$11.20	$11.61	$11.01	$11.17

Net investment income[1]	0.13	0.13	0.05	0.27	0.24	0.21
Net realized and unrealized gain (loss)[2]	0.32	0.35	0.56	(0.42)	0.57	(0.19)

Net increase (decrease) from investment operations	0.45	0.48	0.61	(0.15)	0.81	0.02

Dividends from net investment income	(0.44)	(0.89)	(0.86)	(0.26)	(0.21)	(0.18)

Net asset value, end of period	$10.55	$10.54	$10.95	$11.20	$11.61	$11.01

Total Investment Return[3,4]
Based on net asset value	4.39%	4.80%	5.50%[5]	(1.40)%	7.41%[6]	0.17%

Ratios to Average Net Assets
Total expenses	1.97%	1.97%	1.93%[7]	1.88%	1.89%	1.95%

Total expenses excluding recoupment of past waived fees	1.97%	1.97%	1.93%[7]	1.88%	1.89%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.97%	1.95%	1.93%[7]	1.88%	1.89%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.97%	1.95%	1.93%[7]	1.87%	1.89%	1.94%

Net investment income	1.26%	1.21%	1.98%[7]	2.23%	2.12%	1.88%

Supplemental Data
Net assets, end of period (000)	$25,425	$30,491	$32,535	$35,742	$39,777	$50,795

Portfolio turnover	82%	172%[8]	25%[9]	151%[10]	77%	148%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	47

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Institutional Shares			Investor A Shares
	Year Ended December 31,		Period February 5, 2008[1] to December 31, 2008	Year Ended December 31,		Period February 5, 2008[1] to December 31, 2008

	2010	2009		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.36	$7.96	$10.00	$9.36	$7.97	$10.00

Net investment income[2]	0.45	0.56	0.62	0.43	0.53	0.59
Net realized and unrealized gain (loss)	0.78	1.39	(2.11)	0.77	1.39	(2.09)

Net increase (decrease) from investment operations	1.23	1.95	(1.49)	1.20	1.92	(1.50)

Dividends and distributions from:
Net investment income	(0.47)	(0.55)	(0.59)	(0.44)	(0.53)	(0.57)
Net realized gain	(0.16)	—	(0.00)[3]	(0.16)	—	(0.00)[3]

Total dividends and distributions	(0.63)	(0.55)	(0.59)	(0.60)	(0.53)	(0.57)

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.04	0.00 [3]	0.00 [3]	0.04

Net asset value, end of period	$9.96	$9.36	$7.96	$9.96	$9.36	$7.97

Total Investment Return[4]
Based on net asset value	13.39%	25.23%[5]	(15.06)%[6]	13.10%	24.76%[5]	(15.13)%[6]

Ratios to Average Net Assets
Total expenses	0.54%[7]	1.54%[8,9]	19.13%[8,10,11]	0.82%[7]	1.85%[8,9]	16.33%[8,10,11]

Total expenses after fees waived, reimbursed and paid indirectly	0.35%	0.15%[9]	0.15%[10,11]	0.61%	0.40%[9]	0.40%[10,11]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.34%	0.15%[9]	0.15%[10,11]	0.60%	0.40%[9]	0.40%[10,11]

Net investment income	4.47%	6.30%[9]	7.51%[10,11]	4.19%	6.05%[9]	7.19%[10,11]

Supplemental Data
Net assets, end of period (000)	$618,274	$1,035	$244	$530,320	$2,351	$843

Portfolio turnover	881%[12]	128%	115%	881%[12]	128%	115%

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	DECEMBER 31, 2010

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C Shares
	Year Ended December 31,		Period February 5, 2008[1] to December 31, 2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.36	$7.96	$10.00

Net investment income[2]	0.36	0.47	0.58
Net realized and unrealized gain (loss)	0.76	1.39	(2.15)

Net increase (decrease) from investment operations	1.12	1.86	(1.57)

Dividends and distributions from:
Net investment income	(0.37)	(0.46)	(0.51)
Net realized gain	(0.16)	—	(0.00)[3]

Total dividends and distributions	(0.53)	(0.46)	(0.51)

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.04

Net asset value, end of period	$9.95	$9.36	$7.96

Total Investment Return[4]
Based on net asset value	12.15%	23.99%[5]	(15.79)%[6]

Ratios to Average Net Assets
Total expenses	1.54%[7]	2.51%[8,9]	14.27%[8,10,11]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%	1.15%[9]	1.14%[10,11]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.33%	1.15%[9]	1.14%[10,11]

Net investment income	3.51%	5.32%[9]	7.38%[10,11]

Supplemental Data
Net assets, end of period (000)	$291,068	$9,588	$2,470

Portfolio turnover	881%[12]	128%	115%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[8]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[10]	Annualized.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.
[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2010	49

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of December 31, 2010, the Trust had 32 series, of which BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (formerly known as BlackRock Strategic Income Portfolio) (“Strategic Income Opportunities”) (collectively the “Funds” or individually a “Fund”) are included in these financial statements. Emerging Market Debt and Strategic Income Opportunities are classified as non-diversified funds and International Bond is classified as a diversified fund. During the period, Strategic Income Opportunities changed its non-fundamental investment strategy to allow asset allocation to vary or for up to 100% of the Fund’s assets to be invested entirely in either underlying funds or direct opportunistic purchases. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). Strategic Income Opportunities generally will invest in other registered investment companies that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates (each an “Underlying Fund”) and affiliates of the Fund (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, Strategic Income Opportunities indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instrument. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options

50	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class

BLACKROCK FUNDS II	DECEMBER 31, 2010	51

Notes to Financial Statements (continued)

pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are included in Interest in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow bonds from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral

52	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: Strategic Income Opportunities may enter into short sale transactions in which the Fund sells securities it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on their cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds received cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is

BLACKROCK FUNDS II	DECEMBER 31, 2010	53

Notes to Financial Statements (continued)

based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are paid within 10 days after the end of each month. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on International Bond’s US federal tax returns remains open for the year ended September 30, 2008, the period ended December 31, 2008 and the years ended December 31, 2009 and December 31, 2010. Emerging Market Debt’s and Strategic Income Opportunities’ US federal income tax returns remain open for the period ended December 31, 2008 and the years ended December 31, 2009 and December 31, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within and International Swaps and

54	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

BLACKROCK FUNDS II	DECEMBER 31, 2010	55

Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of December 31, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at
Interest rate contracts	value – unaffiliated**	$65,724	$1,401,200	$13,107,688
	Unrealized appreciation on foreign
	currency exchange contracts;
	Investments at
Foreign currency exchange contracts	value – unaffiliated**	190,325	1,794,907	1,839,984

56	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

Fair Values of Derivative Instruments as of December 31, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
	Unrealized appreciation on swaps;
	Investments at
Equity contracts	value – unaffiliated**	–	–	$673,056
Credit contracts	Unrealized appreciation on swaps	–	$12,259	953,836

Total		$256,049	$3,208,366	$16,574,564

Liability Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps; Options
Interest rate contracts	written at value	$4,504	$485,617	$21,546,725
	Unrealized depreciation on foreign
	currency exchange contracts;
Foreign currency exchange contracts	Options written at value	238,321	2,068,326	1,988,633
Equity contracts	Options written at value	–	–	30,800
Credit contracts	Unrealized depreciation on swaps	4,350	5,378	3,951,626

Total		$247,175	$2,559,321	$27,517,784

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments in the Statements of Operations Year Ended December 31, 2010
Net Realized Gain (Loss) from
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$(19,465)	$(613,386)	$9,954,857
Swaps	334,777	(703,654)	2,563,991
Options***	40,952	(9,680)	1,686,927
Equity contracts:
Financial futures contracts	–	–	(498,130)
Options***	–	–	(210,329)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(169,379)	4,695,143	828,305
Financial futures contracts	–	–	101,742
Options***	(68,119)	39,000	122,638
Credit contracts:
Options***	–	–	(566,350)
Swaps	181,342	(482,071)	(1,149,093)

Total	$300,108	$2,925,352	$12,834,558

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$ (8,633)	$399,808	$(1,434,182)
Swaps	69,407	156,585	2,844,294
Options***	4,786	18,722	(2,222,631)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(43,525)	494,334	(28,670)
Options***	5,703	(159,751)	(202,542)
Equity contracts:
Swaps	–	–	605,376
Options***	–	–	(9,253)
Credit contracts:
Swaps	1,624	742,102	(2,997,790)

Total	$ 29,362	$1,651,800	$(3,445,398)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS II	DECEMBER 31, 2010	57

Notes to Financial Statements (continued)

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Financial futures contracts:
Average number of contracts purchased	2	265	42
Average number of contracts sold	–	1,050	1,827
Average notional value of contracts purchased	$286,875	$90,039,691	$9,260,730
Average notional value of contracts sold	–	$193,641,309	$295,780,573
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	31	39	21
Average number of contracts - US dollars sold	37	35	15
Average US dollar amounts purchased	$10,726,540	$96,811,848	$53,708,903
Average US dollar amounts sold	$12,628,660	$145,794,386	$47,137,905
Options:
Average number of option contracts purchased	189	888	3,511
Average number of option contracts written	60	–	3,613
Average notional value of option contracts purchased	$7,177,525	$100,735	$2,998,415
Average notional value of option contracts written	$7,127,133	–	$13,483,695
Average number of swaption contracts purchased	–	1,200	24,340
Average number of swaption contracts written	–	160	40,205
Average notional value (000) of swaption contracts purchased	–	$12,000	$270,644
Average notional value (000) of swaption contracts written	–	$1,600	$433,625
Credit default swaps:
Average number of contracts – buy protection	3	2	9
Average number of contracts – sell protection	–	2	8
Average notional value – buy protection	$2,207,170	$2,918,462	$60,116,250
Average notional value – sold protection	$875,000	$3,037,120	$31,880,000
Interest rate swaps:
Average number of contracts – pays fixed rate	2	2	5
Average number of contracts – receives fixed rate	3	1	12
Average notional value – pays fixed rate	$1,743,674	$19,189,614	$41,425,000
Average notional value – receives fixed rate	$6,734,485	$21,024,590	$114,359,933
Total return swaps:
Average number of contracts	–	–	2
Average notional value	–	–	$26,430,750

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

	Emerging Market Debt	International Bond and Strategic Income Opportunities
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.600%	0.550%
$1 Billion – $2 Billion	0.550%	0.500%
$2 Billion – $3 Billion	0.525%	0.475%
Greater Than $3 Billion	0.500%	0.450%

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended December 31, 2010, the amounts included in fees waived by advisor were as follows:

Emerging Market Debt	$132,560
International Bond	$10,212
Strategic Income Opportunities	$714,078

The expense limitations as a percentage of net assets were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities[4]
	Contractual[1]	Contractual[1]	Contractual[1]
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%[2]	0.40%[5]
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.65%[5]
Investor B	N/A	2.25%	N/A
Investor C	2.00%	2.25%	1.40%[5]
Class R	N/A	1.98%[3]	N/A
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

58	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

[2]	International Bond – Institutional Shares currently has a voluntary expense limitation of 0.90% which may be reduced or discontinued at any time.
[3]	There were no shares outstanding as of December 31, 2010.
[4]

Additionally, the Manager has contractually agreed to limit expenses to 1.40% for Institutional Shares, 1.65% for Investor A Shares and 2.40% for Investor C Shares of average daily net assets until May 1, 2021. On May 1 of each year, this waiver agreement will renew automatically for an additional one year so that the arrangement will have a perpetual ten-year term. Prior to August 1, 2010, the contractual waivers were 1.15%, 1.40% and 2.15% for Institutional Shares, Investor A Shares and Investor C Shares, respectively.

[5]	Prior to August 1, 2010, the contractual waivers were 0.15%, 0.40% and 1.15% for Institutional Shares, Investor A Shares and Investor C Shares, respectively.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2010, the amounts waived were as follows:

International Bond	$4,360
Strategic Income Opportunities	$16,489

If during Emerging Market Debt’s or International Bond’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2010, the Manager recouped waivers previously recorded, which are shown as recoupment of past waived fees – class specific in the Statements of Operations. These amounts were as follows:

International Bond
BlackRock	$994
Institutional	6,386
Service	824
Investor A	12,706
Investor B	131
Investor C	1,114

Total	$22,155

On December 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2011	2012
Emerging Market Debt	$171,821	$146,413
International Bond	$81,255	$44,945

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2010:

Emerging Market Debt	$235,876
International Bond	$7,171

Strategic Income Opportunities is not eligible to recoup past waivers.

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%
*	Service and Investor B Shares pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders. For the year ended December 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Market Debt	$8,736
International Bond	$15,229
Strategic Income Opportunities	$321,372

For the year ended December 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Investor A	–	$17,219	$79,772
Investor B	–	$7,313	–
Investor C	$2,892	$9,221	$54,306

BLACKROCK FUNDS II	DECEMBER 31, 2010	59

Notes to Financial Statements (continued)

PFPC Trust Company (“PTC”) serves as the custodian for International Bond and Strategic Income Opportunities. Brown Brothers Harriman & Co. serves as the custodian for Emerging Market Debt. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodians each receive a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund. For the year ended December 31, 2010, the Funds paid the following to affiliates in return for these services, which are included in custodian in the Statements of Operations:

International Bond	$49,334
Strategic Income Opportunities	$5,009

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)) serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2010, International Bond paid $62,726 to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

	Call Center
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$63	$73	–
Institutional	34	838	$623
Service	–	711	–
Investor A	533	2,918	2,417
Investor B	–	217	–
Investor C	153	1,015	1,698

Total	$783	$5,772	$4,738

BNYMIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended December 31, 2010, the Funds paid the following to affiliates in return for these services, which are included in administration and administration – class specific in the Statements of Operations:

Emerging Market Debt	$21,283
International Bond	$270,577
Strategic Income Opportunities	$228,819

For the year ended December 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$4,969	$6,966	–
Institutional	754	37,444	$47,615
Service	–	7,505	–
Investor A	1,515	21,821	43,566
Investor B	–	983	–
Investor C	1,331	6,889	27,852

Total	$8,569	$81,608	$119,033

60	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

Emerging Market Debt, International Bond and Strategic Income Opportunities affiliates earned $4,553, $66,824 and $40,415, respectively, in administration fees which are included as a component of administration – class specific in the Statements of Operations.

	Administration Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$4,868	$2,534	–
Institutional	14	17,036	$35,823
Investor A	599	13,621	31,022
Investor C	1	–	17,274

Total	$5,482	$33,191	$84,119

	Service and Distribution Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
Service	–	$72,813	–
Investor A	$15,197	217,752	$436,670
Investor B	–	39,123	–
Investor C	53,347	276,014	1,115,996

Total	$68,544	$605,702	$1,552,666

	Transfer Agent Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$187	$1,389	–
Institutional	1,276	191,647	$23,489
Service	–	37,897	–
Investor A	9,050	156,607	78,577
Investor B	–	11,890	–
Investor C	2,975	47,530	34,037

Total	$13,488	$446,960	$136,103

Emerging Market Debt, International Bond and Strategic Income Opportunities affiliates earned $2,703, $239,791 and $9,200, respectively, in transfer agent fees which are included as a component of transfer agent – class specific in the Statements of Operations.

	Transfer Agent Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$37	–	–
Institutional	–	$134	$508
Investor A	431	800	2,358
Investor C	–	–	1,410

Total	$468	$934	$4,276

	Transfer Agent Fees Reimbursed
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$59	$159	–
Institutional	–	11,115	$19,667
Investor A	2,934	17,584	68,235
Investor C	–	–	17,634

Total	$2,993	$28,858	$105,536

During the year ended December 31, 2010, the Manager reimbursed Strategic Income Opportunities $255,901 for net losses associated with certain investment transactions.

During the year ended December 31, 2010, International Bond received reimbursements from an affiliate in the amount of $1,269 which is included in capital share transactions in the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were as follows:

	Purchases	Sales
Emerging Market Debt	$60,092,945	$37,980,324
International Bond	$182,621,081	$282,540,796
Strategic Income Opportunities	$6,365,419,851	$4,369,159,344

Purchases and sales of US government securities for the year ended December 31, 2010, were as follows:

	Purchases	Sales
Emerging Market Debt	$13,350,147	$11,581,084
International Bond	$75,271,449	$76,911,161
Strategic Income Opportunities	$3,222,940,922	$2,678,281,369

Purchases and sales of mortgage dollar rolls for the year ended December 31, 2010, were as follows:

	Purchases	Sales
Strategic Income Opportunities	$1,047,280,731	$1,047,514,379

BLACKROCK FUNDS II	DECEMBER 31, 2010	61

Notes to Financial Statements (continued)

Transactions in options written for the year ended December 31, 2010 were as follows:

	Emerging Market Debt
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Options outstanding at beginning of year	–	$–	$–	132	$–	$72,283
Options written	190	–	13,993	228	–	42,924
Options expired	(190)	–	(13,993)	(162)	–	(35,615)
Options closed	–	–	–	(198)	–	(79,592)

Options outstanding at end of year	–	$–	$–	–	$–	$–

	International Bond
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Options outstanding at beginning of year	–	$2,600	$39,000	–	$2,600	$40,300
Options written	–	3,200	28,480	–	3,200	32,000
Options expired	–	(5,800)	(67,480)	–	(5,800)	(72,300)
Options closed	–	–	–	–	–	–

Options outstanding at end of year	–	$–	$–	–	$–	$–

	Strategic Income Opportunities
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Options outstanding at beginning of year	–	$–	$–	–	$–	$–
Options written	20,775	579,900	8,890,813	2,719	981,900	10,104,977
Options expired	(3,846)	–	(191,934)	(10)	(700,000)	(1,963,027)
Options closed	(6,401)	(388,900)	(1,023,849)	(2,067)	(13,900)	(334,988)

Options outstanding at end of year	10,528	$191,000	$7,675,030	642	$268,000	$7,806,962

5. Borrowings:

For the year ended December 31, 2010, the average amount of borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements for Strategic Income Opportunities were $39,825,682 and 0.25%, respectively.

The Funds, along with certain other funds managed by the Manager and its affiliates, was a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended December 31, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of December 31, 2010 attributable to the characterization of expenses, classification of settlement proceeds, distributions received from regulated investment companies, foreign currency transactions, reclassification of paydown losses, reclassification of distributions paid and the accounting for swap agreements were reclassified to the following accounts:

62	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Paid-in Capital	–	$(2,758)	–
Undistributed (distributions in excess of)
Net Investment Income	$146,624	$4,068,200	$1,640,812
Accumulated Net Realized gain (loss)	$(146,624)	$(4,065,442)	$(1,640,812)

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Ordinary Income
12/31/10	$2,014,113	$15,451,039	$38,251,459
12/31/09	663,363	34,281,796	553,368
Long-Term Capital Gains
12/31/10	44,144	–	208,082
12/31/09	–	–	–
Tax Return of Capital
12/31/10	–	–	–
12/31/09	29,539	–	–
Total Distributions
12/31/10	$2,058,257	$15,451,039	$38,459,541
12/31/09	$692,902	$34,281,796	$553,368

As of December 31, 2010, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Undistributed Ordinary Income	$258,269	$1,704,569	$3,957,703
Capital Loss Carryforwards	–	(24,370,808)	–
Undistributed Long-Term Capital Gains	–	–	5,153,866
Net Unrealized Gains (Losses)*	1,339,707	10,248,293	(6,143,494)

Total	$1,597,976	$(12,417,946)	$2,968,075

*	The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, accounting for swap agreements, the deferral of post-October capital losses for tax purposes and the tax deferral of losses on straddles.

As of December 31, 2010, the International Bond Fund had a capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	International Bond
2014	$2,538,574
2015	208,463
2016	3,233,885
2017	17,832,091
2018	557,795

Total	$24,370,808

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. In addition, such losses must be used prior to the losses incurred in the years preceding enactment.

7. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
Emerging Market Debt	Shares	Amount	Shares	Amount

BlackRock
Shares sold	2,499,874	$25,459,886	67,650	$663,645
Shares issued in reinvestment of dividends and distributions	86,156	898,650	135	1,315

Total issued	2,586,030	26,358,536	67,785	664,960
Shares redeemed	(1,000,004)	(10,475,601)	(571)	(5,610)

Net increase	1,586,026	$15,882,935	67,214	$659,350

BLACKROCK FUNDS II	DECEMBER 31, 2010	63

Notes to Financial Statements (continued)

	Year Ended December 31, 2010		Year Ended December 31, 2009
Emerging Market Debt (concluded)	Shares	Amount	Shares	Amount

Institutional
Shares sold	426,316	$4,394,473	249,134	$2,356,267
Shares issued in reinvestment of dividends and distributions	16,183	166,874	3,944	37,081

Total issued	442,499	4,561,347	253,078	2,393,348
Shares redeemed	(256,767)	(2,591,226)	(22,853)	(216,486)

Net increase	185,732	$1,970,121	230,225	$2,176,862

Investor A
Shares sold	1,074,597	$11,079,632	290,304	$2,705,320
Shares issued in reinvestment of dividends	26,459	272,454	2,959	28,211

Total issued	1,101,056	11,352,086	293,263	2,733,531
Shares redeemed	(448,063)	(4,679,001)	(95,575)	(921,545)

Net increase	652,993	$6,673,085	197,688	$1,811,986

Investor C
Shares sold	555,829	$5,712,323	289,665	$2,777,676
Shares issued in reinvestment of dividends and distributions	22,302	229,151	3,594	34,491

Total issued	578,131	5,941,474	293,259	2,812,167
Shares redeemed	(146,599)	(1,512,906)	(11,611)	(111,691)

Net increase	431,532	$4,428,568	281,648	$2,700,476

International Bond

BlackRock
Shares sold	1,862,150	$18,939,120	1,724,196	$18,462,297
Shares issued in reinvestment of dividends	112,530	1,158,414	285,614	2,923,997

Total issued	1,974,680	20,097,534	2,009,810	21,386,294
Shares redeemed	(3,640,273)	(36,851,799)	(4,014,664)	(41,905,601)

Net decrease	(1,665,593)	$(16,754,265)	(2,004,854)	$(20,519,307)

Institutional
Shares sold	4,019,270	$41,724,434	3,336,893	$35,102,028
Shares issued in reinvestment of dividends	485,776	4,998,937	1,039,822	10,596,703

Total issued	4,505,046	46,723,371	4,376,715	45,698,731
Shares redeemed	(5,453,942)	(56,596,418)	(5,610,842)	(59,013,583)

Net decrease	(948,896)	$(9,873,047)	(1,234,127)	$(13,314,852)

Service
Shares sold	535,223	$5,578,997	1,010,868	$10,761,163
Shares issued in reinvestment of dividends	82,829	852,200	299,465	3,063,783

Total issued	618,052	6,431,197	1,310,333	13,824,946
Shares redeemed	(2,636,205)	(27,307,231)	(1,668,988)	(17,758,126)

Net decrease	(2,018,153)	$(20,876,034)	(358,655)	$(3,933,180)

64	BLACKROCK FUNDS II	DECEMBER 31, 2010

Notes to Financial Statements (continued)

	Year Ended December 31, 2010		Year Ended December 31, 2009
International Bond (concluded)	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	2,069,989	$21,750,962	4,638,067	$49,102,793
Shares issued in reinvestment of dividends	347,458	3,587,353	826,636	8,469,114

Total issued	2,417,447	25,338,315	5,464,703	57,571,907
Shares redeemed	(5,915,929)	(62,008,995)	(5,059,198)	(52,989,917)

Net increase (decrease)	(3,498,482)	$(36,670,680)	405,505	$4,581,990

Investor B
Shares sold	13,396	$140,752	20,933	$220,595
Shares issued in reinvestment of dividends	11,815	121,557	42,687	435,008

Total issued	25,211	262,309	63,620	655,603
Shares redeemed and automatic conversion of shares	(228,421)	(2,394,464)	(341,611)	(3,589,286)

Net decrease	(203,210)	$(2,132,155)	(277,991)	$(2,933,683)

Investor C
Shares sold	630,030	$6,620,494	872,268	$9,398,449
Shares issued in reinvestment of dividends	90,465	930,031	202,743	2,069,020

Total issued	720,495	7,550,525	1,075,011	11,467,469
Shares redeemed	(1,202,556)	(12,547,149)	(1,155,164)	(12,282,294)

Net decrease	(482,061)	$(4,996,624)	(80,153)	$(814,825)

Strategic Income Opportunities

Institutional
Shares sold	75,257,883	$749,938,440	89,894	$777,546
Shares issued in reinvestment of dividends and distributions	1,305,999	13,060,541	2,223	19,688

Total issued	76,563,882	762,998,981	92,117	797,234
Shares redeemed	(14,614,002)	(145,396,020)	(12,230)	(107,873)

Net increase	61,949,880	$617,602,961	79,887	$689,361

Investor A
Shares sold	59,328,661	$590,978,885	250,969	$2,159,908
Shares issued in reinvestment of dividends and distributions	1,286,767	12,862,554	8,331	73,890

Total issued	60,615,428	603,841,439	259,300	2,233,798
Shares redeemed	(7,632,423)	(76,456,483)	(113,957)	(1,007,173)

Net increase	52,983,005	$527,384,956	145,343	$1,226,625

Investor C
Shares sold	30,046,562	$298,176,185	1,116,602	$9,476,307
Shares issued in reinvestment of dividends and distributions	650,470	6,485,300	30,771	274,064

Total issued	30,697,032	304,661,485	1,147,373	9,750,371
Shares redeemed	(2,476,793)	(24,770,520)	(432,767)	(3,909,899)

Net increase	28,220,239	$279,890,965	714,606	$5,840,472

BLACKROCK FUNDS II	DECEMBER 31, 2010	65

Notes to Financial Statements (concluded)

There is a 2% redemption fee on shares of the Funds’ redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	BLACKROCK FUNDS II	DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio, and BlackRock Strategic Income Opportunities Portfolio (formerly BlackRock Strategic Income Portfolio) [three of the thirty-two portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio, and BlackRock Strategic Income Opportunities Portfolio of the BlackRock Funds II as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 28, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock International Bond Portfolio, BlackRock Emerging Market Debt Portfolio and BlackRock Strategic Income Opportunities Portfolio for the taxable period ended December 31, 2010:

Foreign Source Income
International Bond	62.43%
Emerging Market Debt	85.43%

Interest Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents
International Bond	13.52	%*
Emerging Market Debt	36.47	%*
Strategic Income Opportunities	100.00	%*

*	Represents the portion of the ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest**
Emerging Market Debt	1.00%
Strategic Income Opportunities	7.20%

**	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state tax. We recommend that you consult your tax advisor to determine if any portion of the dividend you received is exempt from state income tax.

BLACKROCK FUNDS II	DECEMBER 31, 2010	67

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 97 Portfolios	None

68	BLACKROCK FUNDS II	DECEMBER 31, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 97 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003 and Fred G. Weiss, 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 289 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 97 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 289 Portfolios	None

[3]  Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS II	DECEMBER 31, 2010	69

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor and	Sub-Advisor	Accounting Agent,	Custodians
Co-Administrator	BlackRock Financial	Co-Administrator and	PFPC Trust Company[2]
BlackRock Advisors, LLC	Management, Inc.	Transfer Agent	Wilmington, DE 19809
Wilmington, DE 19809	New York, NY 10055	BNY Mellon Investment	Brown Brothers
		Servicing (U.S.) Inc.	Harriman & Co.[3]
		Wilmington, DE 19809	New York, NY 10005

Distributor	Legal Counsel	Independent Registered Public	Address of the Trust
BlackRock Investments, LLC	Willkie Farr & Gallagher LLP	Accounting Firm	100 Bellevue Parkway
New York, NY 10022	New York, NY 10019	Deloitte & Touche LLP	Wilmington, DE 19809
Philadelphia, PA 19103

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Effective November 10, 2010, Ira Shapiro became Secretary of the Trust.

Effective December 31, 2010, Richard R. West retired as Trustee of the Trust. The Board wishes Mr. West well in his retirement.

[2]	For International Bond and Strategic Income.
[3]	For Emerging Market Debt.

70	BLACKROCK FUNDS II	DECEMBER 31, 2010

Additional Information

Proxy Results

At a special meeting of all shareholders of BlackRock Strategic Income Opportunities Portfolio, a series of the BlackRock Funds II, held on November 19, 2010, the results were as follows:

Proposal 1.

1: To approve the elimination of the Fund’s fundamental investment policy regarding purchasing securities on margin and short-selling.

For	Against	Abstain
39,140,261	1,761,099	1,661,087

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	DECEMBER 31, 2010	71

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

72	BLACKROCK FUNDS II	DECEMBER 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock Global Dividend Income Portfolio†

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock Short-Term Bond Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock Total Return Portfolio II

BlackRock World Income Fund

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock Kentucky Municipal Bond Portfolio BlackRock Municipal Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund		BlackRock New York Municipal Bond Fund BlackRock Ohio Municipal Bond Portfolio BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
			2035

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	DECEMBER 31, 2010	73

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPFMDSIP-12/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Emerging Market Debt Portfolio	$38,400	$38,400	$0	$0	$6,100	$6,100	$3	$1,028
International Bond Portfolio	$33,000	$33,000	$0	$0	$6,100	$6,100	$110	$1,049
Strategic Income Opportunities Portfolio	$23,500	$27,000	$0	$0	$6,100	$6,100	$1	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the

Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Emerging Market Debt Portfolio	$16,880	$409,628
International Bond Portfolio	$16,987	$409,628
Strategic Income Opportunities Portfolio	$16,878	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of BlackRock Funds II

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II
Date: March 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: March 4, 2011